AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 19, 2004

INVESTMENT COMPANY ACT FILE NO. 811-21590

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940    ☐

AMENDMENT NO. 1    ☒

AIG STRATEGIC HEDGE FUND OF FUNDS

(Exact name of Registrant as specified in charter)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (646) 735-0552

Robert Discolo

AIG Strategic Hedge Fund Of Funds

599 Lexington Avenue

New York, NY 10022

(Name and address of agent for service)

Please send copies of all communications to:

Jane A. Kanter Dechert LLP 1775 I Street, NW Washington, DC 20006	Jeffrey J. Hurd American International Group, Inc. 70 Pine Street, 28th Floor New York, NY 10270

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, securities issued by the Registrant have not been and are not being registered under the Securities Act of 1933, as amended (“Securities Act”). The Registrant intends that such securities will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant’s securities may be made only by investors that are “accredited investors” within the meaning of Regulation D under the Securities Act or that the Registrant determines are eligible to invest in accordance with Regulation D under the Securities Act. This Registration Statement does not by itself constitute an offer to sell, or the solicitation of an offer to buy, any securities of or other interest in the Registrant.

AIG STRATEGIC HEDGE FUND OF FUNDS

CROSS REFERENCE SHEET

PARTS A AND B*

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page

2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages

3.	Fee Table and Synopsis	Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Not Applicable

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Not Applicable

8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective and Approach; Principal Risk Factors Relating to the Fund’s Structure; Principal Risk Factors of Investments Made by Portfolio Managers; Additional Information on Investment Techniques and Operations of the Fund And Related Risks

9.	Management	Management; Fees and Expenses; Control Persons; Board Members and Officers

10.	Capital Stock, Long-Term Debt, and Other Securities	Investment Objective and Approach; Shares of Beneficial Interest; Distribution Policy; General Information

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable

14.	Cover Page of SAI	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective and Approach; Management

18.	Management	Management; Codes of Ethics

19.	Control Persons and Principal Holders of Securities	Control Persons

20.	Investment Advisory and Other Services	Management; Fees and Expenses; General Information

21.	Brokerage Allocation and Other Practices	Brokerage; Portfolio Transactions

22.	Tax Status	Taxes

23.	Financial Statements	Financial Statements

*	All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

AIG STRATEGIC HEDGE FUND OF FUNDS

PRIVATE PLACEMENT MEMORANDUM

SHARES OF BENEFICIAL INTEREST

July 19, 2004

The AIG Strategic Hedge Fund of Funds (“Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company. The Fund’s investment objective is to seek attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. The Fund seeks to achieve its objective by investing in investment funds (“Portfolio Funds”) managed by various investment managers (“Portfolio Managers”) that employ a variety of investment strategies. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful. SEE “GENERAL RISKS,” “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE” AND “INVESTMENT RELATED RISKS.”

This Private Placement Memorandum (“Memorandum”) applies to the private placement of the shares of beneficial interest of the Fund (“Shares”). The Shares may be purchased at the initial closing price of $10 per share and on a monthly basis thereafter at net asset value as described in detail herein. No beneficial owner of Shares (“Shareholder”) will have the right to require the Fund to redeem any Shares.

Commencing on or about July 19, 2004 (or such earlier or later time as the Fund may determine), Shares will generally be available for purchase as of the first business day of each calendar month, except that Shares may be made available for purchase more or less frequently as determined by the Fund’s Board of Trustees (the “Board,” and each trustee, a “Trustee”) in its sole discretion. As used in this Memorandum, “business day” means each day on which the New York Stock Exchange (“NYSE”) is open for trading, or as otherwise determined from time to time by the Fund. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except under the discretion of the Manager. Beginning in September 2005, the Fund will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis pursuant to Rule 23c-3 under the 1940 Act. No repurchase offer will occur before September 2005, and Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund. To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Fund issues Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. This Memorandum is not an offer to sell, or a solicitation of an offer to buy, any security to the public within the meaning of the Securities Act. This Memorandum is not an offer to sell the Shares and is not soliciting an offer to buy the Shares in any state or jurisdiction where offer or sale is not permitted.

Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.” This Memorandum is intended for use only by the person to whom it has been issued. Reproduction of this Memorandum is prohibited.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date on the front of this Memorandum.

The date of this Memorandum is July 19, 2004.

AIG STRATEGIC HEDGE FUND OF FUNDS

SUMMARY OF TERMS

This is only a summary and does not contain all of the information a prospective investor should consider before investing in the Fund. Before investing in the Fund, a prospective investor should carefully read the more detailed information appearing elsewhere in this Memorandum, each of which should be retained by a prospective investor.

The Fund

AIG Strategic Hedge Fund of Funds (the “Fund”) is a newly organized Delaware statutory trust that is registered under the 1940 Act as a closed-end investment company. The Fund is an “interval fund” that will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis, beginning in September 2005, pursuant to Rule 23c-3 under the 1940 Act. No repurchase offer will be made prior to September 2005. The Fund is non-diversified, which means that under the 1940 Act, the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”), so that it can qualify as a regulated investment company for federal tax purposes. The Fund’s shares are not registered under the Securities Act, but are subject to substantial limits on transferability and resale.

The Fund is a “fund of funds” that provides a means for investors in the Fund (the “Shareholders,” each a “Shareholder”) to participate in investments in private hedge funds by providing a single portfolio comprised of underlying hedge funds (“Portfolio Funds”). The use of a “fund of funds” structure is intended to afford Shareholders the ability to: (i) invest in a multi-manager investment portfolio that seeks attractive risk-adjusted returns over an extended period of time; (ii) invest with various investment managers (“Portfolio Managers”) with different investment styles and philosophies; (iii) invest in an investment portfolio that is designed to attempt to reduce risk by investing with Portfolio Managers who are expected to have low volatility and low correlations to each other; and (iv) invest with Portfolio Managers who have consistent past performance records.

Sale of Shares	The Fund will sell shares of beneficial interest (the “Shares”) through AIG Equity Sales Corp., the Fund’s placement agent (“Placement Agent”). The initial closing date for the purchase of Shares will be on or about July 15, 2004 (or such earlier or later date as the Fund may determine). Initial and subsequent purchases of Shares generally will be accepted monthly or at such other times as may be determined by the Fund’s Board of Trustees (the “Board”).

Investment Objective and Approach

The Fund’s investment objective is to seek attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. The Fund will seek to accomplish its objective by investing its assets in Portfolio Funds that are managed by a select group of Portfolio Managers that utilize a broad range of alternative investment strategies. The Portfolio Managers will employ absolute return investment strategies and trading techniques that historically have exhibited limited or no correlation to each other or to the stock market generally. These strategies include: macro strategies; event driven strategies; long/short equity strategies; and relative value strategies.

Portfolio Managers may invest and trade in a wide range of financial instruments (including, but not limited to, equity securities, debt securities, futures contracts, options, swaps, caps and floors and forward contracts (“Financial Instruments”))

and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other Financial Instruments. These techniques may, in some cases, be an integral part of Portfolio Managers’ investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

There can be no assurance that the Fund will achieve its investment objective or goals. There also can be no assurance that the Fund will avoid substantial losses or that Shareholders will not lose money by investing in the Fund. The Fund’s investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Notice will be provided to Shareholders of any such change. See “Investment Objective and Approach.”

The Fund’s investment techniques entail substantial risks, as described below.

Risk Factors and Conflicts of Interest

The Fund’s investment program is speculative and entails substantial risks. The Fund is a recently formed entity and has no operating history. Shares in the Fund will not be traded on any securities exchange, are not expected to trade on any other secondary market, and are subject to substantial restrictions on transferability and resale. The Fund will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis, beginning in September 2005, pursuant to Rule 23c-3 under the 1940 Act. No repurchase offer will occur until September 2005, and the Shares will not otherwise be redeemable at a Shareholder’s option nor will they be exchangeable for interests, units, or shares of any other fund. With respect to a particular quarterly repurchase offer, depending on the number of Shares that the Fund proposes to repurchase and the number of Shares tendered by all Shareholders for repurchase, the Fund may repurchase less than the full amount of Shares that a Shareholder requests to be repurchased. If the Fund does not repurchase all of a Shareholder’s Shares, the Shareholder may not be able to dispose of his or her Shares during a particular calendar quarter, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Shares. See “Principal Risk Factors Relating to the Fund’s Structure — Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers;” “Principal Risk Factors Relating to the Fund’s Structure – Multiple Portfolio Managers;” and “Valuation.”

The Fund’s performance depends upon the performance of the Portfolio Funds, and the ability of AIG Global Investment Corp., the Fund’s investment manager (“Manager”), to select, allocate, and reallocate effectively the Fund’s assets among them. The Portfolio Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to its investments in the Portfolio Funds. A Portfolio Manager may use investment strategies that differ from its past practices and are not fully disclosed to the Manager, and that involve risks that are not anticipated by the Manager. Portfolio Funds may have a limited operating history and Portfolio Managers may have limited experience in managing assets. See “Principal Risk Factors Relating to the Fund’s Structure — Multiple Portfolio Managers.”

The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Portfolio Funds in which it invests. The Fund is non-diversified and may invest in Portfolio Funds that may not have diversified portfolios. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund’s investment in that Portfolio Fund is increased. See “Principal Risk Factors Relating to the Fund’s Structure — Non-Diversified Status.” Portfolio Funds may be more likely than other types of funds to engage in short sales, margin borrowing, options trading, arbitrage/correlation risk strategies, forward trading, trading in exchange-traded futures contracts and options on future contracts, use of swap agreements, over-the-counter trading, hedging transactions, and transactions and strategies involving equity securities, fixed-income securities, foreign investments, restricted and illiquid investments and distressed credits. A Portfolio Fund’s use of such transactions is likely to cause the value of the Portfolio Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Portfolio Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses, and technological and regulatory change. Investments by the Portfolio Funds in foreign financial markets, including markets in developing countries, present significant political, regulatory, and economic risks that may differ in kind and degree from the risks presented by investments in the United States. See “Principal Risk Factors of Investments Made by Portfolio Managers.”

The Fund will compute its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last business day of each week, each of the five business days before a Repurchase Request Deadline (defined below) and on any day that shares are priced for purchase or existing Shares are priced for repurchase. When the Fund values its securities, market prices will not be readily available for most of its investments. Securities for which market prices are not readily available (i.e., most of the Fund’s investments in Portfolio Funds) will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Manager and the Board anticipate that market prices will not be readily available for most Portfolio Funds in which the Fund invests, the Fund’s valuation procedures provide that the fair value of the Fund’s investments in Portfolio Funds ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies. Although the Fund will receive information from each Portfolio Fund regarding its investment performance and investment strategy, the Manager may have little or no means of independently verifying this information.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Manager or Portfolio Managers prove incorrect. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way. Also, Portfolio Managers will provide determinations of the net asset value of the Portfolio Funds only on a weekly or monthly basis. Therefore, it will not be possible to determine the net asset value of the Fund more frequently. See “Valuation.”

The interests in the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Portfolio Fund interests that it has purchased. In addition, the Fund may receive securities that are difficult to value in connection with withdrawals and distributions from Portfolio Funds. See “Principal Risk Factors of Investments Made by Portfolio Managers.”

Each Portfolio Fund may be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, Shareholders in the Fund bear asset-based management fees at the Fund level, in addition to asset-based and performance-based management fees and allocations at the Portfolio Fund level. Thus, a Shareholder in the Fund may be subject to higher operating expenses than if it invested in another closed-end fund with a different investment focus and structure. The performance-based compensation that may be received by a Portfolio Manager also may create an incentive for that Portfolio Manager to make investments that are riskier or more speculative than those it might have made in the absence of the performance-based compensation. That performance-based compensation also may be based on calculations of realized and unrealized gains made by the Portfolio Manager without independent oversight.

To the extent the Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests in a Portfolio Fund, it will not be able to vote on matters that require the approval of the investors of the Portfolio Fund, including matters that could adversely affect the Fund’s investment in it. See “Principal Risk Factors Relating to the Fund’s Structure — Multiple Portfolio Managers.”

Board of Trustees	The Fund’s operations are managed under the direction and oversight of the Board.

Investment Manager	Pursuant to an investment management services agreement with the Fund (“Management Agreement”), AIG Global Investment Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), serves as the investment manager to the Fund. The Manager is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”) and provides investment advisory services to a range of clients, including various subsidiaries and affiliates of AIG. The Manager is one of a number of affiliated, international investment advisory companies that comprise the AIG Global Investment Group (“AIGGIG”).[1] AIGGIG provides advice, investment products and asset management services to clients around the world. As of March 31, 2004, AIGGIG managed approximately $421 billion in assets, of which approximately $359 billion relates to AIG affiliates and $62 billion relates to client assets. These figures do not include assets sub-advised to third party managers. See “Management — Investment Manager.”

[1]	AIGGIG® is a registered service mark of American International Group, Inc. AIG Global Investment GroupSM is a service mark of American International Group, Inc.

Administrator	The Manager also provides administrative services to the Fund. The Manager or its delegate provides accounting, valuation, corporate secretarial, and registrar services to the Fund. The Manager or its delegate also provides services in connection with communicating with Shareholders and other persons with respect to the Fund.

Purchase of Shares

The Placement Agent places the Fund’s Shares on a best-efforts basis, subject to various conditions, pursuant to the terms of the Placement Agent Agreement entered into with the Fund. Investors may purchase Shares directly from the Placement Agent.

Applications for purchase must be received on or before the fifteenth day of each calendar month (if the fifteenth day is a weekend day or federal holiday, then the next business day thereafter) or on such other days as determined by the Board, subject to the receipt of cleared funds four business days prior to the closing date for the offering (typically the end of the month), subject to waiver. Sales of Shares will only be made to “Eligible Investors” (as defined below) who have completed and returned a Subscription Agreement (“Subscription Agreement”) containing the representations in the Appendix to this Memorandum four business days prior to the closing date for the offering (typically the end of the month), subject to waiver, and whose Subscription Agreement has been accepted prior to the closing date. After the initial closing, initial and subsequent purchases will generally be accepted monthly to the extent permitted. The Fund reserves the right to reject, in its complete and absolute discretion, any order to purchase Shares. The Fund also reserves the right to suspend the sale of Shares at any time. See “Purchases of Shares;” “Valuation;” and “Eligibility.”

Shares Offered	No secondary market exists for the Shares. The Shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for the Shares.
Minimum Investment	The minimum initial investment is $1,000,000, payable in full subject to the discretion of the Manager to accept lower investment minimums. A Shareholder will be required to maintain a minimum balance equal to the applicable investment minimum, subject to waiver. Shareholders with balance amounts that fall below the minimum amounts solely as a result of a market decline of the Fund’s assets will not be subject to the minimum balance requirements.

The minimum subsequent investment is $250,000. The Manager may waive the minimum initial investment, minimum balance and subsequent minimum investment requirements in its sole discretion.

Fees and Expenses

Investment Management Fee. The Fund will pay the Manager an investment management fee, accrued monthly and payable quarterly in arrears, at an annual rate of 1.0% of the Fund’s month-end net assets, determined each month prior to accruing for the fee or any Incentive Fee (as defined below) and prior to giving effect to any purchases of Shares or repurchases of Shares by the Fund in that month. The investment management fee will be paid to the Manager out of the Fund’s assets. See “Fees and Expenses.”

Incentive Fee. The Manager also will be entitled to receive an incentive fee, accrued monthly and payable quarterly in arrears, of 5% of the net capital appreciation of the Fund (the “Incentive Fee”) in excess of any prior “high water mark” (described below) to the extent that the Incentive Fee does not reduce net capital appreciation below an annual, non-cumulative preferred return equal to the annualized one-year U.S. Treasury bill rate (“Minimum Return”). For this purpose, the Minimum Rate will be the sum of all of the daily one-year U.S. Treasury bill rates calculated during a particular month, divided by the number of days in that month on which the one-year U.S. Treasury bill rate was reported.

Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of a quarter over the fair market value of the Fund’s net assets at the beginning of the quarter (or, during the Fund’s first fiscal year, the fair market value of the Fund’s net assets at inception), adjusted for the current quarter’s purchases of Shares and distributions and any repurchases of Shares. Reference to a “high water mark” means that no Incentive Fee will be accrued or paid to the Manager unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent Share purchases, distributions and any repurchases of Shares) as of any prior quarter, and any Incentive Fee will be calculated only on the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) at the end of the quarter does not exceed the prior “high water mark,” no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets at the end of a quarter does exceed any prior “high water mark,” the Incentive Fee will be 5% of the amount by which such fair market value exceeds such prior “high water mark” so long as the Incentive Fee does not reduce net capital appreciation below the Minimum Return. For purposes of determining the Incentive Fee, the Fund’s net assets shall include portfolio assets and accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

The Fund will accrue monthly a liability for the Incentive Fee equal to 5% of the month’s net capital appreciation in excess of the “high water mark,” to the extent that such accrual does not reduce net capital appreciation below the Minimum Return on an annualized basis. For accrual purposes, the month’s net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the month over the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month) adjusted for the current month’s Share purchases , distributions and any repurchases of Shares. This liability will be reduced (but not below zero) on any accrual period by 5% of the net capital depreciation of the Fund. Net capital depreciation is the excess of the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for the current month’s Share purchases, distributions and any repurchases of Shares, over the fair market value of the Fund’s net assets at the end of the month. For purposes of determining the Incentive Fee accrual, the Fund’s net assets shall include portfolio assets and accrued income, and be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee). This accrual will reduce or increase the net asset value of Shares and affect the purchase price paid by Shareholders who purchase Shares during the fiscal year and the repurchase price received by the Shareholders who submit their shares pursuant to repurchase offers conducted by the Fund during the fiscal year.

The Fund’s Incentive Fee structure presents certain risks that are not present in investment funds without incentive fees or in investment funds where the incentive fee is determined on the overall performance of the fund. The fee rates applicable to the Fund are similar to those of other private investment funds, including hedged-equity funds, but significantly higher than those of most other registered investment companies. No purchase or redemption price will be changed based on the difference between the Incentive Fee paid and the Incentive Fee accrual. The Incentive Fee will be in addition to the performance-based fees or allocations and other fees payable by a Portfolio Funds to its Portfolio Manager.

The Fund reserves the right to borrow money, consistent with the requirements of the 1940 Act, to pay the Incentive Fee.

Administration Fee. Under the terms of the administrative services agreement (the “Administration Agreement”) between the Manager and the Fund, the Fund pays an administrative fee, payable monthly in arrears, at an annual rate equal to 0.30% of the Fund’s month-end net assets, before giving effect to any repurchases of Shares by the Fund. The Manager, in turn, provides or procures administrative services for the Fund and Shareholders. See “Management — Administrator and Sub-Administrator.”

Distribution Expenses: The Manager or its affiliates will pay or cause to be paid all of the Fund’s expenses incurred in the Fund’s initial and ongoing placements of Shares.

Expense Limitation Agreement. Pursuant to an expense limitation agreement (“Expense Limitation Agreement”), the Manager has contractually agreed to waive investment management or administration fees and/or reimburse the Fund’s other expenses (but specifically excluding all interest, taxes, brokerage commissions, extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business, and any performance fee or incentive fee or compensation paid by the Fund to the Manager pursuant to the Management Agreement) to the extent necessary for the Fund’s annualized expenses to not exceed 1.75% for the period ending on March 31, 2005. Pursuant to the Expense Limitation Agreement, the Manager is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Manager by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund at that time. See “Fees and Expenses—Expense Limitation Agreement.”

Eligibility

Each investor will be required to certify that the Shares are being acquired either directly or indirectly for the account of a tax-exempt “Eligible Investor.” An “Eligible Investor” in the Fund includes, among others: (i) a plan or other vehicle that is exempt from federal taxation (“tax-exempt vehicle”) and established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan or vehicle has total assets in excess of $5 million; or (ii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has assets in excess of $5 million. Other categories of Eligible Investors are set forth in the Subscription Agreement that each investor must sign in order to invest in the Fund, and are specified in the Appendix to this Memorandum (“Appendix”).

Shares of the Fund are being offered only to tax-exempt investors, including fiduciary and discretionary accounts and retirement plans of commercial institutions, for-profit employers, local, state, and federal government plans (such accounts and plans, collectively, “Plans”), other tax-exempt institutional investors and accounts, and such other tax-exempt Eligible Investors as the Placement Agent in its discretion may permit from time to time. Although Shares of the Fund are being offered only to tax-exempt investors, in the event that an investor is, or becomes, subject to taxation, the investor should consider the tax consequences of investing in this Fund. See “Taxes.”

Before an investor may invest in the Fund, the Placement Agent will require an investor to complete a Subscription Agreement containing the representations in the Appendix to this Memorandum from the investor that it is an Eligible Investor. An investor’s certification must be received and accepted, subject to waiver, by the Placement Agent, along with its payment, before the investor’s order will be accepted. If the investor’s purchase order is rejected, no monies submitted by the investor will be transferred into the Fund and the investor, or the investor’s delegate, will be notified.

Existing Shareholders who are purchasing additional Shares will be required to meet the Fund’s eligibility criteria and submit a new Subscription Agreement each time they purchase additional Shares.

The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board or the Manager, may, in its discretion, cause a mandatory redemption of such Shares. See “Eligibility” and “Transfers of Shares.”

Repurchases of Shares	The Fund is an interval closed-end Fund under Rule 23c-3 of the 1940 Act that will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis, beginning in September 2005. All repurchase requests must be made by the 17th day of March, June, September or December, as applicable, or if the 17th is not a business day, the next business day. The Fund will price Shares tendered for repurchase on the last business day of March, June, September and December and will distribute payment to a Shareholder within seven days after the pricing date. See “Repurchases of Shares.” No Shareholder will have the right to require the Fund to redeem his, her or its Shares, and no repurchase offer will be conducted before September 2005.

An early repurchase fee equal to 2% of the value of the Shares repurchased by the Fund will apply if the date as of which the Shares are valued for purposes of the repurchase is within one year following the date of the Shareholder’s initial investment in the Fund. If applicable, the early repurchase fee will be deducted before payment of the proceeds of a repurchase.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000,000, subject to the discretion of the Manager to allow lower minimum balances. The Fund reserves the right to reduce the amount repurchased from a Shareholder so that the required account balance is maintained. See “Repurchases of Shares.”

The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market will develop.

Investor Suitability	An investment in the Fund involves a substantial amount of risk. It is possible that a Shareholder may lose some or all of its money. Before making an investment decision, a prospective investor should consider, among other things: (i) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (ii) other factors, including personal net worth, income, age, risk tolerance, liquidity needs, and tax considerations. A Shareholder should invest in the Fund only money that it can afford to lose, and a Shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a Shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Distributions

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), Shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Shares. Shareholders who affirmatively choose not to participate in the DRIP will receive any income dividends and/or capital gains distributions in cash.

Tax Considerations	Shares of the Fund are being offered only to tax-exempt investors, as it is anticipated that all or substantially all of the Fund’s distributions would be taxed as ordinary income to any Shareholders who would be subject to tax. It is also anticipated that the amount of such distributions in any one year could exceed the net appreciation in the value of the Fund’s investments in such year. The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To the extent the Fund invests in Portfolio Funds that are treated as partnerships or other flow-through entities for tax purposes, investment made by such Portfolio Funds could affect the Fund’s ability to qualify as a RIC. Accordingly, the Fund will generally invest its assets in foreign corporations which would be classified as passive foreign investment companies (“PFICs”). Any investment in Portfolio Funds that are not PFICs would be closely monitored with respect to satisfying the Fund’s diversification and income distribution requirements under Subchapter M. See “Taxes.”

ERISA Plans and Other Tax-Exempt Entities	The Fund is designed for tax-exempt investors and will be offered to fiduciary and discretionary accounts and retirement plans of institutions, local, state and federal government plans and other tax-exempt entities and accounts. Because the Fund is registered under the 1940 Act, the Fund’s assets should not be considered to be “plan assets” for purpose of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code. See “ERISA Considerations.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Shareholder Reports	The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See “General Information.”

Fiscal Year End	The Fund’s fiscal year will end on March 31 of each year. The Fund’s tax year will end on December 31 of each year.

No person is authorized to give an investor any information or to represent anything with respect to the Fund not contained in this Memorandum. As an investor, you must not rely on any unauthorized information or representation that anyone provides to you. This Memorandum is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Memorandum is current only as of the date of this Memorandum.

The Portfolio Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. The Shares are also subject to substantial restrictions on transferability and resale and may not be transferred to investors who are not eligible to invest in the Fund. See “Eligibility” and “Transfers of Shares.” Although the Fund will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis pursuant to Rule 23c-3 under the 1940 Act, the first such repurchase offer will not occur until September 2005. Shares will not be redeemable at an investor’s option nor will they be exchangeable for interests, units, or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares. See “Principal Risk Factors Relating to the Fund’s Structure — Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers.” The Fund is appropriate only for those investors who can tolerate a substantial amount of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table is intended to assist Shareholders and potential Shareholders in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year. The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other Portfolio Funds. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including management fees and/or performance-based compensation, charged at the underlying Portfolio Fund level. See “Fees and Expenses—Investment Management Fee” for additional information. These indirect items are not reflected in the following chart or the example below.

Shareholder Transaction Expenses
Maximum Placement Fee (as a % of the subscription amount)	None
Maximum Placement Fee on Reinvested Distributions	None
Maximum Early Repurchase Fee (as a % of the value of the Shares repurchased)(1)	2.00%
Annual Expenses (as a percentage of net assets)
Investment Management Fee(2)	1.00%
Administrative Fee(2)	0.30%
Other Expenses(3) (4)	0.41%
Total Annual Expenses(3)(5)	1.71%
Incentive Fee(6)	5.00%

(1)	An early repurchase fee, payable to the Fund, will apply to Shares repurchased within one year of initial investment by a Shareholder. See “Repurchases of Shares” for additional information.

(2)	See “Management” and “Fees and Expenses” for additional information.

(3)	“Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” is approximated based on average estimated monthly net assets of $178 million from the commencement of the Fund’s operations through its fiscal year ending March 31, 2005. “Other Expenses,” expressed as a percentage of the Fund’s net assets, may be higher if net assets are less than $178 million. This figure includes the Fund’s organizational and initial offering expenses, which are estimated to be $290,000 in the aggregate.

(4)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. The amounts of these fees, allocations and expenses are not ascertainable at this time.

(5)	Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive investment management or administration fees and/or reimburse the Fund’s other expenses (but specifically excluding all interest, taxes, brokerage commissions, extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business, and any performance fee or incentive fee or compensation paid by the Fund to the Manager pursuant to the Management Agreement) to the extent necessary for the Fund’s annualized expenses not to exceed 1.75% for the period ending on March 31, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms and may be terminated by the Manager or the Fund upon ninety (90) days’ prior written notice to the other party. Pursuant to the Expense Limitation Agreement, the Manager is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Manager by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund at that time.

(6)

The Manager also will be entitled to receive an annual incentive fee of 5% of the net capital appreciation of the Fund in excess of any prior “high water mark” to the extent that the Incentive Fee does not reduce net capital appreciation below an annual, non-cumulative preferred return equal to the one-year U.S. Treasury bill rate on an annualized basis. See “Fees and Expenses-Investment Management Fee-Incentive Fee” for

additional information. Because the Incentive Fee depends on the future net capital appreciation of the Fund, it is not possible to specify what the Incentive Fee will be and, therefore, the Incentive Fee is not factored into “Total Annual Expenses.” If the Fund pays the Manager an Incentive Fee, the Fund’s “Total Annual Expenses” will be higher than the figures listed in the fee table above

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all dividends and distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. The examples reflect payment by the Fund of the Incentive Fee, which is calculated based on the assumed 5% annual return and an assumed one-year T-bill rate of 1.92%. Payment of the Incentive Fee depends on the Fund’s future net capital appreciation exceeding the Minimum Return. Given the uncertainty of the Fund’s future net capital appreciation and the fluctuating nature of the Minimum Return, the Fund could pay an Incentive Fee that is higher or lower than the Incentive Fee that has been calculated based on the foregoing assumptions for the purpose of inclusion in the example below. In addition, the example is based on the estimated level of total expenses listed in the fee table. Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by a Shareholder may be greater or less than the amounts shown in the example. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Shares	$19	$59	$102	$220

USE OF PROCEEDS

The proceeds of the initial offering and any continuous offering will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable after the closing date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering or at such other times as may be determined by the Board. Such proceeds will be invested, together with any interest earned, prior to such closing. See “Purchases of Shares — Initial and Continuous Offering.” The Manager expects that the Fund’s assets will be invested in Portfolio Funds within three months after termination of the initial offering. This investment period reflects the fact that the Portfolio Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Portfolio Funds pursuant to the Fund’s investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Portfolio Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities, or money market funds. In addition, the Fund will maintain liquidity to meet repurchase requests and meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND APPROACH

Investment Objective

The Fund’s investment objective is to seek attractive long-term risk-adjusted absolute returns* in a variety of capital market conditions. The Fund will seek to accomplish its objective by investing its assets in private investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies. The Portfolio Managers will employ absolute return investment strategies and trading techniques that historically have exhibited limited or no correlation to each other or to the stock market generally. These strategies include: macro strategies; event driven strategies; long/short equity strategies; and relative value strategies. There can be no assurance that the Fund’s investment objective will be met or that its portfolio design and risk monitoring strategies will be successful.

Portfolio Funds. Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include private investment companies and similar investment vehicles.

The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (“SEC”) (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Manager, the Fund may purchase non-voting securities of, or waive its right to vote its securities in, Portfolio Funds. Although the Fund may hold non-voting securities, applicable law may nevertheless require the Fund to limit its position in any one Portfolio Fund to no more than 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.

Portfolio Fund Investment Practices. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers may invest and trade in a wide range of financial instruments (including, but not limited to, equity securities, debt securities, futures contracts, options, swaps, caps and floors and forward contracts (“Financial Instruments”)) and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other Financial Instruments. These techniques may, in some cases, be an integral part of Portfolio Managers’ investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Manager, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

*	The term “risk-adjusted” refers to the concept of return or appreciation in relation to the volatility in net asset value.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objective of the Fund or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Fund could lose some or all of their investment.

Investment Strategies

The Fund seeks to provide investors with exposure to a variety of hedge fund strategies by investing in Portfolio Funds. The Manager follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers and seeks to identify the key drivers of investment returns of particular strategies and Portfolio Managers.

The Portfolio Managers with whom the Fund will invest will generally employ one or more of the following investment strategies:

Macro

Macro strategies take long and short positions in Financial Instruments based on a top-down view of certain economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of global instruments, including stocks, bonds, currencies, derivatives, and commodities. The Portfolio Manager makes judgments about the expected future price direction of these instruments and expresses that opinion by taking long or short positions in a variety of instruments.

Fundamental/Opportunistic. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

Systematic/Short-term Trading. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies to profit from long and short investment opportunities. The Portfolio Managers in this area usually implement very active, high portfolio turnover trading strategies in order to capture and profit from shorter-term trading patterns and trends that emerge due to macro-related factors.

Commodities. Portfolio Managers in this area purchase and sell commodity futures or options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

Event Driven

Event-driven investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other reorganizations.

Distressed/High-Yield. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value because, in part, certain classes of investors are forced to sell low-credit instruments. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities.

Merger Arbitrage. Merger arbitrage entails investing in companies involved in a merger or acquisition. In a typical stock exchange deal, merger arbitrageurs will go long the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquirer. In a typical cash tender offer, Portfolio Managers purchase the stock of the target company with the objective of profiting from the difference between the stock’s current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for the Portfolio Managers will include dividend payments and rebates net of expenses.

Special Situations. Special situations Portfolio Managers invest in companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. The Portfolio Managers hope to profit from taking positions in Financial Instruments that become mispriced due to these special situations.

Equity

Equity investing involves the purchase and/or sale of listed equity and equity-related Financial Instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

Long-Biased Equity. Long-biased equity investing generally involves the purchase of Financial Instruments Portfolio Managers believe are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

Hedged Equity. Hedged-equity investing involves the purchase of Financial Instruments that a Portfolio Manager believes are undervalued, as well as the short sale of Financial Instruments Portfolio Managers determine to be overvalued. Hedged-equity Portfolio Managers control their market risk by varying their levels of long and short exposure.

Short-Biased Equity. Short-biased equity investing involves the purchase and short sale of equity and equity-related Financial Instruments. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

Controlled Risk/Relative Value

Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating per se on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

Convertible Arbitrage. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the two Financial Instruments can be reasonably predicted, and profits are made as the convertible bond converges to its fair value.

Mortgage-Backed Securities Arbitrage. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

Closed-End Fund Arbitrage. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund’s net asset value and the value of the fund’s underlying Financial Instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

Multistrategy Arbitrage. Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

The AIG Global Investment Group Approach

Various members of AIGGIG’s personnel (the “AIG Global Hedge Fund Team”) are responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Fund’s assets among Portfolio Managers and providing risk management services. The AIG Global Hedge Fund Team is comprised of highly experienced investment professionals who are responsible for, among other things, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio Managers, analyzing the various strategies used by Portfolio Managers and monitoring risk management.

Portfolio Manager Selection Process. The Manager has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Manager reviews the Portfolio Manager’s investment performance and other factors in determining whether allocation of the Fund’s assets to the Portfolio Manager continues to be appropriate.

The Manager uses both qualitative and quantitative criteria as part of the Portfolio Manager selection process. These criteria include, without limitation: evaluation of a Portfolio Manager’s experience; analysis of a Portfolio Manager’s investment strategy and style and its decision process, historical performance and return patterns; review of a Portfolio Manager’s risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund of a Portfolio Manager and the ability of the Portfolio Manager to absorb an increase in assets under management without a diminution in returns.

The Manager requires that each Portfolio Fund report, on at least a monthly basis, on the value of the Fund’s investment in the Portfolio Fund. In addition, in constructing the Fund’s investment portfolio, the Manager considers the degree of liquidity available from the Portfolio Fund to help assure that the Fund has appropriate flexibility to adjust its investment positions, consistent with the Fund’s investment goals, and offers reasonable liquidity to enable the Fund to make offers to repurchase Shares.

The Manager evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in the liquidation of the Fund’s investment in the Portfolio Fund.

Due Diligence

In evaluating investment opportunities and conducting due diligence, the AIG Global Hedge Fund Team generally focuses on the following key variables relating to Portfolio Managers and Portfolio Funds:

•	Investment Strategy

•	Differentiation and durability of strategy

•	Adaptability of strategy to changing market conditions

•	Investment universe and criteria

•	Research capabilities

•	Investment decision making

•	Trade examples (both profitable and unprofitable examples, plus lessons learned)

•	Breadth and consistency of returns

•	Track Record

•	Length of record

•	Attribution of investment performance to key professionals

•	Long/short positions performance attribution

•	Ability to generate returns on the long and short side

•	Consistency and distribution of returns

•	Strength in various economic cycles

•	Risk level and investment thesis at the time of investment

•	Performance relative to benchmarks and peer group of managers with similar investment style

•	Examination of peak-to-valley draw-downs

•	Terms of Investment

•	Management and incentive fees

•	Redemption policies

•	Conflict of interest issues

•	High-water mark details

•	Future capacity

•	Transparency and openness to sharing information

•	Risk Controls

•	Investment restrictions

•	Historical leverage (net market exposure and gross leverage)

•	Minimum and maximum market exposure and leverage levels

•	Sector/Industry limits

•	Position sizing

•	Sell discipline

•	Liquidity of the portfolio

•	Volatility and expected drawdown

•	Depth and Quality of Management Team

•	Level of hedge fund experience

•	Size and diversity of staff

•	Allocation of responsibilities

•	Style and approach of organization

•	Compensation and incentive structure

•	Ownership structure

•	Cohesion and experience of team

•	Average tenure of staff

•	Backgrounds and reputation of team members

•	Organizational stability, business structure and sustainability

•	Formal and informal reference checks

•	Administration

•	Portfolio Fund and management company structure

•	Back office audit

•	Prime brokerage relationships

•	Level and depth of reporting (both audited and unaudited)

•	List of service providers

Investment Memorandum

Upon completion of the due diligence process, the AIG Global Hedge Fund Team prepares an investment memorandum that summarizes the proposed investment rationale and describes the proposed Portfolio Manager, its management, and quantitative and qualitative details. This memorandum provides the basis for a preliminary dialogue between the AIG Global Hedge Fund Team and an investment committee (the “Investment Selection Committee”) of the Manager that is responsible for the day-to-day management of the Fund’s investments and is primarily responsible for selecting Portfolio Managers and allocating the Fund’s assets among various Portfolio Funds.

The Manager’s Investment Selection Committee. If the Manager’s Investment Selection Committee responds favorably, the AIG Global Hedge Fund Team proceeds to the negotiation phase of the process.

Negotiation of Terms

In some cases, the Manager actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms will be reflected in a “side letter” that modifies the generic offering terms. Any and all fee discounts will be passed on to the Fund.

Investment Approval

The AIG Global Hedge Fund Team submits a final investment memorandum summarizing the opportunity to the Manager’s Investment Selection Committee. The Manager’s Investment Selection Committee then conducts a review and discussion of the proposed transaction with the AIG Global Hedge Fund Team. If the Manager’s Investment Selection Committee approves the transaction then the AIG Global Hedge Fund Team will proceed to fund the investment.

Monitoring

Primary Considerations. The AIG Global Hedge Fund Team is aware of the many risks involved with investing in Portfolio Funds and monitors, on a periodic basis, the following factors:

Use of Leverage. Although use of a certain degree of leverage may be desirable, the Manager prefers strategies where the investment results are driven by a high return on assets, rather than return on equity. Leverage risk is a measure of economic risk relative to capital. The Manager believes that the use of leverage should depend on the liquidity of a particular investment strategy and the Portfolio Manager’s skills in securing long-term financing.

Liquidity Risk. There is always some possibility that the Financial Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Managers mismatch assets and liabilities.

Basis Risk. When modeling the relationships between price movements and underlying factors or calculating hedge ratios for investment positions maintained by a Portfolio Fund, tracking errors may occur. If not properly adjusted, this basis risk will skew the hedged positions taken by Portfolio Managers, and may lead to losses.

Spread Risk. Portfolio Managers take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Manager to close out the position at a loss.

Crowded Trade Risk. When many Portfolio Managers attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Managers want to close out the same position at the same time.

Merger Arbitrage Risk. Although Portfolio Managers that engage in merger arbitrage generally invest only in announced deals and corporate transactions, there is a risk that deals can break due to unresolved difficulties in such areas as regulations, hostile bids, market shocks, cancellation of promised financing and other management issues. In the most simple cases, the Financial Instruments involved will often revert to the prices they were trading at prior to the deal announcement.

Interest Rate Risk. Certain investments held by a Portfolio Fund, as well as a Portfolio Fund’s borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

Credit Risk. Debt-based Financial Instruments are sensitive to the market’s evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

Currency Risk. Portfolio Managers may trade currencies in the interbank market, a network of institutions in the United States, France, Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

Counterparty Risk. When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, stock loans, swaps and other Over-the-Counter (“OTC”) derivatives.

Marking of Positions. This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow Portfolio Managers to manipulate pricing of positions and smooth out returns.

Operational Risk. To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

A Drop in or Lack of Volatility. Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

The AIG Global Hedge Fund Team monitors both the Fund’s investments in Portfolio Funds and the performance and composition of the Fund’s portfolio as a whole. Generally, the Manager receives monthly performance statements and quarterly Portfolio Manager commentaries and meets with each Portfolio Manager once or twice a year or, as circumstances dictate, more frequently. The AIG Global Hedge Fund Team generally reviews on a monthly basis:

•	Each Portfolio Fund’s gross long/short exposure;

•	Individual and overall leverage;

•	Liquidity of entire portfolio;

•	Position concentration;

•	Breakdown of performance of various strategies;

•	The gross and net amount of derivatives in the portfolio, specified into various categories;

•	The individual holdings of the underlying Portfolio Fund;

•	Each Portfolio Manager’s near-term outlook and response to changing market environments; and

•	Each Portfolio Manager’s discipline to asset growth/inflows.

Additional Considerations

Tracking of Exposure. Each Portfolio Manager’s leverage and exposures to any subcategories is monitored in order to ensure appropriate diversification of investments and appropriate leverage levels.

Monitoring Markets and Asset Classes. The AIG Global Hedge Fund Team performs its own independent research into the relative attractiveness of each sub-asset class.

Portfolio Manager Visits and Conference Calls. Using the above-mentioned exposure and market data, the AIG Global Hedge Fund Team makes regular visits and calls to the Portfolio Managers. Detailed call reports are written, discussing portfolio strategy, risk management, individual trades, business issues and related matters.

Trade Analysis. When possible, the AIG Global Hedge Fund Team may choose to monitor a sample of a Portfolio Manager’s trades on a periodic basis in order to gauge the relative attractiveness or riskiness of each of the strategies, or sub-strategies. Trades that did not succeed are evaluated to determine whether risk parameters have been violated.

Redemption of Investments

When determined to be appropriate, the AIG Global Hedge Fund Team recommends the withdrawal of investments from a Portfolio Fund. These recommendations can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; under performance relative to peers or relative to expectations).

Portfolio Funds

The identity and number of Portfolio Funds will change over time. The Manager may withdraw from or invest in Portfolio Funds at its discretion. Certain of the Portfolio Managers of the Portfolio Funds chosen for the Fund’s portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Manager does not require any Portfolio Managers of the Portfolio Funds it selects for the Fund to be so registered.

Portfolio Funds Advised by the Manager or its Affiliates

The Fund does not presently intend to invest in Portfolio Funds managed by the Manager or any of its affiliates. However, the Fund may do so in the future, subject to obtaining Board approval and such exemptions from the provisions of the 1940 Act as may be necessary.

Borrowing

The Fund may borrow money for the following purposes, among others: (1) to meet repurchase requests; (2) for portfolio management purposes; (3) to make required distributions to Shareholders necessary to reduce and/or eliminate income or excise tax to the Fund and to otherwise maintain its status as a RIC for tax purposes; (4) to pay operating expenses, including (without limitation) investment management fees; and (5) under limited circumstances, when the Manager believes attractive investment opportunities are available and sufficient cash or other liquid securities are not otherwise available or the Manager believes it would not be prudent to sell existing portfolio holdings. As a general matter, however, the Fund intends to borrow only when necessary to finance repurchases of Shares. It is anticipated that the Fund’s borrowings will be on a short-term basis and will not be substantial.

Pursuant to this ability to borrow, the Fund may establish lines of credit with banks. The Fund may access lines of credit for any of the purposes described above with respect to other borrowings, although the Fund will usually access lines of credit only for temporary cash needs.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers), if immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund’s total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund must also limit its borrowings and leverage practices to the extent necessary to permit the Fund to conduct quarterly repurchase offers, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the 1940 Act or the Fund’s loan agreements. In certain cases, this may be impossible.

The Fund’s willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Manager’s outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Manager to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed. Additionally, the use of borrowings for investment purposes involves a high degree of risk.

The Board may modify the Fund’s borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities with borrowed money, subject to the requirements of the 1940 Act. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Futures and Options Transactions

The Fund intends to conduct its operations in compliance with Commodity Futures Trading Commission (“CFTC”) Rule 4.5 under the Commodity Exchange Act (“CEA”) in order to avoid regulation by the CFTC as a commodity pool. Pursuant to CFTC Rule 4.5, the Fund is not subject to regulation as a commodity pool so long as it is an investment company registered under the 1940 Act.

Pursuant to regulations and/or published positions of the SEC, the Fund may be required to earmark or segregate cash or liquid securities in connection with its futures or other derivatives transactions in an amount generally equal to the entire value of the underlying security. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional restrictions.

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies and Techniques

The Fund’s investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Notice will be provided to Shareholders of any such change. The Fund also may change its non-fundamental investment policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Shareholders.

PRINCIPAL RISK FACTORS RELATING TO THE FUND’S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The Fund’s investments in the Portfolio Funds are also subject to special risks. See “Principal Risk Factors of Investments Made by Portfolio Managers.”

Management Risk

The investment performance of the Fund will be substantially dependent on the services of the Manager’s Investment Selection Committee. The committee is not dependent on the services of any one member. In the event a member of the committee is no longer employed by the Manager and in the event the Manager is unable to find a suitable replacement, the performance of the Fund may be adversely affected. See “Management—Investment Manager” for additional information.

Newly Organized Fund; No Operating History

The Fund is a newly formed entity and has no previous operating history, and the Fund might not succeed in meeting its investment objective.

Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund is an interval fund that will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis, beginning in September 2005, pursuant to Rule 23c-3 under the 1940 Act. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Manager believes that unique investment opportunities exist in the market for Portfolio Funds. However, these investments are often illiquid, and an open-end fund’s ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its assets in illiquid securities, such as Portfolio Funds.

The Fund does not intend to list its Shares on any national securities exchange. There is no secondary trading market for the Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. As noted above, the Fund is an interval fund that will offer to repurchase a portion of its outstanding Shares at net asset value on a quarterly basis pursuant to Rule 23c-3 under the 1940 Act. However, the first such repurchase offer will not occur until September 2005. Moreover, the Shares will not be redeemable at the option of Shareholders, and Shares will not be exchangeable for interests, units, or shares of any other fund. Consequently, the Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. With respect to each quarterly repurchase offer, the first of which will occur in September 2005, the percentage of Shares that the Fund will offer to repurchase will range from 5% to 25% of the Fund’s outstanding Shares, with the exact percentage to be determined by the Board in its complete and absolute discretion. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date on which the repurchase is valued. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and the underlying investments of the Fund. See “Repurchases of Shares.” Also, because the Shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Manager intends to take steps (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. This may result in the Fund’s investment portfolio being more susceptible to any single economic, political or regulatory occurrence than would be the case if the Fund was operated as a diversified investment company. The Fund intends to diversify its investments so that it will qualify as a RIC under the Code. See “Taxes.” The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Portfolio Fund.

Achievement of Investment Objective and Investment Risk

No assurance can be given that the Fund will achieve its overall investment objective to seek attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. There can be no assurance that the Manager will be able to allocate the Fund’s assets among Portfolio Funds in a manner that is beneficial to the Fund. Additionally, the profitability of a significant portion of the Fund’s investment program depends to a great extent on correct assessments of the future course of the price movements of securities and other investments. There can be no assurance that Portfolio Managers will be able to accurately predict these price movements. The securities markets have in recent years been characterized by great volatility and unpredictability. In addition to market risk, there is unpredictability as to changes in general economic conditions which may affect the profitability of the Fund’s investment program. With respect to the investment strategies utilized by Portfolio Managers, there is a significant degree of market risk. In addition, the Fund will not have direct control over the Fund’s assets once they are allocated among the Portfolio Funds.

Multiple Portfolio Managers

The overall success of the Fund depends, among other things, on (i) the ability of the Fund to select Portfolio Funds and to allocate the assets among them, and (ii) the Portfolio Managers’ ability to be successful in their strategies. The past performance of such strategies is not necessarily indicative of their future performance. No assurance can be given that the strategy or strategies utilized by a given Portfolio Manager will be successful under all or any market conditions. There can be no guarantee of future performance and there is no assurance that the Fund will be able to achieve its investment objective.

The extent to which the assets of the Fund may be invested in a particular Portfolio Fund is subject to applicable legal and regulatory constraints. For example, the 1940 Act imposes limits on the ability of the Fund to invest in “investment companies” (as defined in such Act).

The level of risk associated with the Fund’s investments varies depending on the particular investment strategy utilized by a Portfolio Manager. Potential investors in the Fund should consider the risks associated with the Fund’s investment strategy prior to investing. The Manager and its affiliates cannot assure the Fund’s success. The success of the Fund will depend upon a variety of factors, many of which are beyond the Manager’s and its affiliates’ control.

The following are additional risks of the Fund’s investment strategy of investing in the Portfolio Funds:

Portfolio Funds Not Registered. The Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Portfolio

Funds. For example, the Portfolio Funds are not required to, and may not, maintain custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Portfolio Funds have placed their assets could impair the operational capabilities or the capital position of the Portfolio Funds and may, in turn, have an adverse impact on the Fund. In addition, the Portfolio Managers often will not be registered as investment advisers under the Advisers Act. In such cases, Portfolio Managers will not be subject to various requirements and rules that would apply to registered investment advisers.

Portfolio Fund Securities Generally Illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone its sale of Shares if, among other events, it is not able to dispose of Portfolio Fund securities in a timely manner or obtain determinations of net asset value from one or more Portfolio Funds in a timely manner.

Portfolio Fund Operations Not Transparent. The Manager is responsible for the allocation of the Fund’s assets among the various Portfolio Funds but will not have control over the day-to-day management of the underlying investments of the Fund. In this regard, the Fund will not have access to information concerning the securities positions of the Portfolio Managers at any given point in time. Although the Manager expects to receive detailed information from each Portfolio Manager regarding investment performance and investment strategy on a regular basis, in most cases the Manager has little or no means of independently verifying the information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Manager that may involve risks in certain market conditions that are not anticipated by the Manager. Portfolio Funds may have limited operating history and Portfolio Managers may have limited experience managing assets.

Valuation of the Fund’s Investments. As the Board and the Manager anticipate the market prices will not be readily available for most Portfolio Funds in which the Fund invests, the valuation of the Fund’s investments in the Portfolio Funds ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and provided to the Fund. See “Valuation.”

Although the Manager will review the valuation procedures used by the Portfolio Managers, the Manager and the Board will have little or no means of independently verifying valuations provided by the Portfolio Managers. In calculating its net asset value, although the Fund will review all other relevant factors, the Fund will rely significantly on the values of the Portfolio Funds that are provided by the Portfolio Funds themselves. The Fund does not have information about the securities in which the Portfolio Funds invest or their current valuation. The Fund’s valuation procedures, however, require the Manager to consider all relevant information available to it at the time the Fund values its portfolio. The Manager and/or the Board will consider such information, and may reasonably conclude in certain circumstances that the information provided by the Portfolio Manager does not represent the fair value of the Fund’s interest in the Portfolio Fund. Pursuant to the valuation procedures, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In the event that a Portfolio Fund does not report valuation information to the Fund on a timely basis, the Fund may suspend its sale of Shares. Further, if deemed by the Fund to be in the best interests of Shareholders, the Fund may consider, to the extent possible, redeeming or otherwise disposing of its investment in such Portfolio Fund(s). Also, a Portfolio Manager may face a conflict of interest in valuing a Portfolio Fund’s portfolio securities because their values will affect the Portfolio Manager’s compensation. For more information on the valuation of the Fund’s investments, including the valuation of its investments in Portfolio Funds, see “Valuation.”

Dependence on Portfolio Managers. The Fund will be highly dependent upon the expertise and abilities of the Portfolio Managers who will have investment discretion over the Fund’s assets and, therefore, the death, incapacity or retirement of the principals of any Portfolio Manager may adversely affect investment results. The Fund also can be negatively affected by adverse price movements of significant positions held by one or more of the Portfolio Funds.

Access to, Timeliness of and Accuracy of Information from Portfolio Funds. The Fund will receive periodic reports from Portfolio Funds at the same time as any other investor in the Portfolio Funds. The Fund will request detailed information on a continuing basis from each Portfolio Manager regarding the Portfolio Manager’s historical performance and investment strategies. However, the Manager may not always be provided with detailed information regarding all the investments made by a Portfolio Manager because certain of this information may be considered proprietary information by the Portfolio Manager. Additionally, information received from the Portfolio Managers may not always be accurate or timely. This lack of access to, untimeliness of, or inaccuracy of information provided by the Portfolio Managers may make it more difficult for the Fund to select, allocate among, and evaluate Portfolio Funds. In addition, if the Fund is unable to obtain reliable information regarding the value of one or more Portfolio Funds in a timely manner, the Fund may suspend its sale of Shares. See “Repurchases of Shares” and “Valuation.”

Inexperienced Portfolio Managers. Although the Fund will choose Portfolio Managers who, in the opinion of the Fund, have solid investment backgrounds and show substantial performance potential, some of these Portfolio Managers may not have extensive track records in hedge fund management.

Risk of Early Termination of Portfolio Funds. The governing documents of the Portfolio Funds in which the Fund may invest are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such Portfolio Funds prior to the end of their stated terms. Early termination of a Portfolio Fund may result in (i) the Fund having distributed to it a portfolio of immature or illiquid securities, or (ii) the Fund’s inability to invest all of its committed capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Multiple Levels of Fees and Expenses. The expenses of the Fund (including the payment of its pro rata share of expenses of the Portfolio Funds in which the Fund invests) may be a higher percentage of net assets than found in other investment entities but are similar to investments of this type. The Fund will bear its pro rata share of expenses of any Portfolio Fund in which the Fund invests, including fixed fees and any incentive allocations or other performance compensation. There may be a significant portfolio turnover rate associated with the Fund’s investments, particularly if the Portfolio Managers invest on the basis of short-term market considerations. The turnover rate could involve substantial brokerage fees and commissions at the Portfolio Fund level. Moreover, such turnover rate is beyond the control of the Fund. Incentive compensation at the Portfolio Fund level may encourage investments in riskier, more speculative investments.

Duplicative Transaction Costs. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund indirectly could incur transaction costs without accomplishing any net investment result.

Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Portfolio Funds or otherwise waive the right to vote in respect of a Portfolio Fund. Therefore, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund’s interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

Inability to Invest in Portfolio Funds. In the event that the Fund is able to make investments in Portfolio Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Portfolio Funds in money market securities or other liquid assets pending investment in the Portfolio Funds. During the time any portion of the Fund’s assets is not invested in Portfolio Funds, that portion of the Fund’s assets will not be used to pursue the Fund’s investment objective. In addition, certain Portfolio Managers with which the Fund would like to invest may not be accepting new or additional investments.

Indemnification of Portfolio Funds. The Fund may agree to indemnify certain of the Portfolio Funds and Portfolio Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions. The Portfolio Managers often have broad limitations on liability and indemnification rights.

Portfolio Funds Organized Outside of the United States. Most, if not all, of the Portfolio Funds will be organized outside of the United States. A Portfolio Fund organized outside of the United States may be subject to certain risks not present in a Portfolio Fund organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent. Moreover, such non-U.S. Portfolio Funds may be subject to special risks as foreign entities or entities subject to foreign jurisdictions, including risks due to economic, political or regulatory change. In addition, there may be potential adverse tax consequences. See “Taxes.”

Litigation and Enforcement Risk. A Portfolio Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, a Portfolio Manager conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations. If that were the case, the performance records of the hedge funds would be misleading. Furthermore, if a Portfolio Fund has engaged in such violations, the Portfolio Fund could be exposed to losses.

Current Income. The Fund’s investment policies should be considered speculative, as there can be no assurance that the Manager’s assessments of the short-term or long-term prospects of investments will generate a profit. In view of the fact that the Fund will not make distributions, an investment in the Fund is not suitable for investors seeking current income.

Risks Associated with Incentive Fee Structure

The right to the Incentive Fee may give the Manager reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the management fee. In addition, since the Incentive Fee accrual is calculated based on unrealized as well as realized gains, these amounts will normally be greater in any period than if they were based solely on realized gains. Payments of an Incentive Fee based on unrealized gains will not be returned to the Fund in the event such gains are not subsequently realized.

The Incentive Fee is accrued as a liability of the Fund each month and so reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced an increase in net assets due to investment operations through the date of repurchase. However, the Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. In that case, some or all of the Incentive Fee accrual borne by the investor will be retained by the Fund. No adjustment to a repurchase price will be made after it has been paid.

The Fund will not accrue an Incentive Fee in any month unless it has fully recovered any cumulative losses from prior months. However, the total amount of cumulative loss will be shared equally by all outstanding shares of the Fund. If some Shareholders reinvest distributions by the Fund in additional Shares, then the number of outstanding shares will increase, and the per-share amount of cumulative loss (if any) will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that your proportionate share of the Incentive Fee may be higher than it otherwise would be.

Special Risks of Plan Investments in the Fund

Federal law currently requires certain Plan Participants who have reached age 70½, to take minimum required annual distributions from the Plan. Due to the illiquidity of the Shares and the limited opportunity to have their Shares repurchased by the Fund, Plans that invest in the Fund may be unable to make such distributions from their Shares at any given time, and may be required to satisfy such distribution requirements by liquidating other Plan investments. Plan Sponsors should determine the suitability of any initial or subsequent investment in the Fund in light of the illiquidity and possible volatility of the Shares. Any such suitability determination is the sole responsibility of each Shareholder. Accordingly, each Plan Sponsor is urged to seek competent advice regarding the suitability of an investment in the Fund to the Plan Sponsor’s specific needs, before making any initial or subsequent investment in the Fund. Each Plan Sponsor should also seek competent advice periodically concerning qualified retirement plan distribution requirements. In addition, as there can be no assurance that a Plan will be able to dispose of Shares on a timely basis or at all, a Plan Sponsor may have difficulty reallocating investments among other Plan options.

Tax and Other Related Considerations

The Fund is designed for tax-exempt investors, as it is anticipated that all or substantially all of the Fund’s distributions would be taxed as ordinary income to any Shareholders who would be subject to tax. It is also anticipated that the amount of such distributions in any year could exceed the net appreciation in the value of the Fund’s investments in such year.

Existing income tax laws and regulations and interpretations thereof by the courts may be changed or repealed in the future, and the effect of such modifications cannot be predicted. In addition, certain prospective investors may be subject to federal and state laws, rules and regulations which may regulate their participation in the Fund or their engaging directly or indirectly through an investment in the Fund in the investment strategies of the type which the Portfolio Managers may utilize from time to time (e.g., leverage).

Borrowing

As described above, the Fund may borrow money for the following purposes, among others: (1) to meet repurchase requests; (2) for portfolio management purposes; (3) to make required distributions to Shareholders necessary to reduce and/or eliminate income or excise tax to the Fund and to otherwise maintain its status as a RIC for tax purposes; (4) to pay operating expenses, including (without limitation) investment management fees; and (5) under limited circumstances, when the Manager believes attractive investment opportunities are available and sufficient cash or other liquid securities are not otherwise available or the Manager believes it would not be prudent to sell existing portfolio holdings. As a general matter, however, the Fund intends to borrow only when necessary to finance repurchases of Shares. It is anticipated that the Fund’s borrowings will be on a short-term basis and will not be substantial.

To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund’s investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings in a timely manner, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchases of Shares) the Fund’s portfolio turnover rate will increase.

Indemnification Obligations of the Fund

The governing documents of the Portfolio Funds may include provisions which would require such Portfolio Funds to indemnify their general partner or Portfolio Manager (and certain other related or affiliated parties), if any, and their affiliates, and their respective directors, officers, employees, managers, partners, members, stockholders and agents, for certain claims, losses, damages and expenses arising out of their activities on behalf of such Portfolio Funds or such other related or affiliated parties. Such indemnification obligations, if applicable, could decrease the returns to investors in such Portfolio Funds and, consequently, to Shareholders in the Fund. Furthermore, to the

extent that the assets of any Portfolio Fund are insufficient to satisfy such indemnification obligations, the governing documents of a Portfolio Fund may provide that, as a limited partner or a member of such Portfolio Fund, the Fund will be liable therefore to the extent of any previous distributions made to it by such Portfolio Fund. If the Fund is required to return a distribution previously received from one of the Portfolio Funds, and the Fund has already redistributed such funds to the Shareholders, the remaining Shareholders may suffer the entire loss. In addition, the Fund may be required to indemnify the Portfolio Fund and its respective general partner and manager or investment adviser, if any, and such related or affiliated parties for claims, losses, damages and expenses arising out of any breach by the Fund of representations, warranties or agreements made to or with a Portfolio Fund. Similarly, to the extent permitted by applicable law, the Fund may indemnify such Portfolio Funds’ manager, members and partners, and their affiliated parties for certain claims, losses, damages and expenses arising out of their activities on behalf of the Fund.

Other Investments

The Fund’s assets may be invested in short-term instruments pending investment in the Portfolio Funds. During such periods, these short-term investments may produce lower returns for Shareholders than the returns earned by direct investments in Portfolio Funds and other entities for the same period, and while the Fund’s assets are invested in short-term instruments, the Fund will not be pursuing its investment objective.

PRINCIPAL RISK FACTORS OF INVESTMENTS MADE BY PORTFOLIO MANAGERS

General

This section discusses the types of investments generally made by the Portfolio Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that a Portfolio Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor’s determination to invest in the Fund should not be based on a belief that the Portfolio Funds will not make a certain type of investment. The impact of a particular risk in a Portfolio Fund will, in turn, have a corresponding impact on the Fund.

The Fund’s investment program entails substantial risks. Although the Fund will attempt to reduce risk by investing with Portfolio Managers who are expected to have low volatility and correlations to each other, you should expect the value of the Fund’s net assets to fluctuate due to the types of investments and investment strategies to be used by the Portfolio Funds. There can be no assurance that the Fund’s or the Portfolio Funds’ investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, cause the value of a Portfolio Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund’s net assets will fluctuate based on the fluctuation in the value of the Portfolio Funds in which it invests. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund’s investment in that Portfolio Fund is increased.

The investment environment in which the Portfolio Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Short Sales

The investment program of the Portfolio Managers may include short selling. A short sale is a transaction in which an investor sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. When the investor makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The investor may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The investor’s obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer. Depending on the arrangements the investor makes with the broker-dealer from which it borrowed the securities regarding remittance of any payments received by the investor on such security, the investor may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the investor replaces the borrowed security, the investor will incur a loss; conversely, if the price declines, the investor will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the investor’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Margin Borrowing

The use of margin borrowing by Portfolio Managers can substantially improve or impair the return on invested capital. Borrowings will usually be from securities brokers and dealers and will typically be secured by the securities and other assets held by the Portfolio Fund. During extreme adverse market conditions, losses of as much as 100% of the invested capital of the Portfolio Manager could be sustained. Under certain circumstances, a broker-dealer may unilaterally demand an increase in the collateral that secures the particular Portfolio Fund’s obligations and if the particular Portfolio Fund were unable to provide additional collateral, the broker-dealer could liquidate assets held in the account to satisfy the Portfolio Fund’s obligations to the broker-dealer. Liquidation in that manner could have extremely adverse consequences. In addition, the amount of the Portfolio Fund’s borrowings and the interest rates on those borrowings, which will fluctuate, will have a significant effect on the Portfolio Fund’s return.

Options

The Portfolio Managers may write or purchase options. The writing or purchasing of an option entails the risk of losing the entire investment in such option or of causing significant losses to a Portfolio Fund in a relatively short period of time.

Because option premiums paid or received by a Portfolio Fund will be small in relation to the market value of the investments underlying the options, buying and selling put and call options can result in large amounts of leverage. As a result, the leverage offered by trading in options could cause a Portfolio Fund’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Portfolio Fund did not invest in options.

Upon the exercise of a put option written by a Portfolio Fund on securities, the Portfolio Fund may suffer a loss equal to the difference between the price at which the Portfolio Fund is required to purchase the underlying securities and their market value at the time of the option exercise, less the premium received from writing the option. Upon the exercise of a call option on securities written by a Portfolio Fund, the Portfolio Fund may suffer a loss equal to the excess of the market value of the securities at the time of the option’s exercise over the Portfolio Fund’s acquisition cost of the securities, less the premium received from writing the option.

No assurance can be given that a Portfolio Manager will be able to effect closing transactions at a time when it wishes to do so. If a Portfolio Manager cannot enter into a closing transaction, a Portfolio Fund may be required to hold securities that it might otherwise have sold. Securities held under these circumstance will continue to present market risk and could have higher transaction costs, including brokerage commissions, upon their sale.

Arbitrage/Correlation Risk

Portfolio Managers may engage in various types of arbitrage. Arbitrage involves the purchase of an asset and the concurrent sale of that asset in a different market, or the sale of a related asset, in order to capture small price discrepancies between markets or related assets. Arbitrage strategies involving related assets carry the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Portfolio Manager. Arbitrage strategies generally assume the price of related assets will converge to some historic or quantitative relationship, and that price discrepancies from this relationship will disappear. In the event the price discrepancies do not disappear or widen, however, the Portfolio Fund could lose money on an arbitrage trade.

Portfolio Managers may determine that the offer price for a security that is the subject of a tender offer is likely to be increased, either by the original bidder or by another party. In those circumstances, Portfolio Managers may purchase securities above the offer price, thereby exposing Portfolio Managers to an even greater degree of risk.

When such Portfolio Managers determine that it is probable that a transaction will not be consummated, they may sell the securities of the target company short, at times significantly below the announced price for the securities in the transaction. If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at the announced price or a higher price, such Portfolio Managers may be forced to cover the short positions in the market at a higher price than the short sale price, with a resulting loss.

The consummation of mergers, exchange offers and cash tender offers can be prevented or delayed by a variety of factors. Offers for tender or exchange offers customarily reserve the right to cancel such offers in a variety of circumstances, including an insufficient response from shareholders of the target company. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat an acquisition, they may result in significant delays, during which a Portfolio Manager’s capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction.

Exchange offers or cash tender offers are often made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted on a pro rata basis. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below its cost, a Portfolio Manager may have returned to it, and be forced to sell at a loss, a portion of the securities it had previously tendered.

Portfolio Managers may make certain speculative purchases of securities. Such purchases may include securities of companies that are involved in, or which such Portfolio Managers believe will be involved in, corporate restructurings, that they believe are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence. Portfolio Managers may also make concentrated investments in securities of companies that may be or may become targets for takeovers. If those Portfolio Managers purchase securities in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the securities, and an acquisition attempt or reorganization does not in fact occur or they are not able to so influence the issuer of the securities, those Portfolio Managers may sell the securities at a material loss.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Managers of the security in respect of which such distribution was made.

Forward Trading

The Portfolio Managers may invest in forward contracts and options thereon. Such contracts and options, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

Exchange-Traded Futures Contracts and Options on Futures Contracts

A Portfolio Manager’s use of futures contracts and options on futures contracts will present the same types of volatility and leverage risks associated with transactions in derivative instruments generally. In addition, such transactions present a number of risks which might not be associated with the purchase and sale of other types of investment products.

Prior to exercise or expiration, a futures or option position can be terminated only by entering into an offsetting transaction. This requires a liquid secondary market on the exchange on which the original position was established.

A Portfolio Manager’s ability to utilize futures or options on futures to hedge its exposure to certain positions or as a surrogate for investments in instruments or markets will depend on the degree of correlation between the value of the instrument or market being hedged, or to which exposure is sought and the value of the futures or option contract. Because the instrument underlying a futures contract or option traded by the Portfolio Fund will often be different from the instrument or market being hedged or to which exposure is sought, the correlation risk could be significant and could result in substantial losses to the Portfolio Fund. The use of futures and options involves the risk that changes in the value of the underlying instrument will not be fully reflected in the value of the futures contract or option.

Interest rate futures contracts are a type of futures contract based on a debt security or inter-bank deposit. Their values rise and fall inversely to changes in interest rates. For example, if Treasury bond yields rise, futures contracts on Treasury bonds will fall in price. There are many kinds of interest rate futures contracts, including those on Treasury bills, notes, and bonds; Government National Mortgage Association (“GNMA”) mortgage-backed securities; municipal bonds; and inter-bank deposits such as Eurodollars. There are several risks in connection with the use of interest rate futures contracts. There can be no assurance that an active market will exist for the contract at any particular time. Further, there is no guarantee that the price of the fixed income securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. If the Portfolio Manager has hedged against the possibility of an increase in interest rates adversely affecting the value of the fixed income securities held in its portfolio and rates decrease instead, the Portfolio Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions.

The liquidity of a secondary market in futures contracts and options on futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm, clearing house or exchange or other disruptions of normal trading activity.

Use of Swap Agreements

A Portfolio Manager may use swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Fund is contractually obliged to make on a net basis. If the other party to an interest rate swap defaults, the Portfolio Fund’s risk of credit loss may be the amount of interest payments that the Fund is contractually obliged to receive on a net basis. However, where swap agreements require one party’s payments to be “up-front” and timed differently than the other party’s payments (such as is often the case with currency swaps), the entire principal value of the swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, and has become relatively more liquid, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The investment performance of the Portfolio Fund, however, may be adversely affected by the use of swaps if the Portfolio Manager’s forecasts of market values, interest rates or currency exchange rates are inaccurate.

Over-the-Counter Trading

The Portfolio Managers may use derivative instruments. Derivative instruments that may be purchased or sold by the Portfolio Managers are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Portfolio Manager can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Hedging Transactions

The Portfolio Managers may utilize a variety of financial instruments such as derivatives, options, interest rate swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes. Hedging also involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent that the Portfolio Manager’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. The Portfolio Managers are subject to the risk of failure or default by the counterparty to such a transaction; however, the Portfolio Managers will have contractual remedies pursuant to the agreements related to the transaction (which may or may not be meaningful depending on the financial position of the defaulting counterparty).

Equity Securities

The Portfolio Managers may invest in long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Portfolio Managers also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See “Foreign Investments” below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

The Portfolio Managers may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Fixed-Income Securities

The Portfolio Managers may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Investments

The Portfolio Managers may invest in securities and other instruments of certain non-U.S. corporations and countries. Investing in the securities of companies (and governments) in certain countries (such as emerging nations or countries with less well-regulated securities markets than the U.S., the U.K. or other European Union countries) involves certain considerations not usually associated with investing in the securities of a U.S. company or the U.S. Government. These considerations include, among other things, political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in a potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and the costs associated with currency conversion; certain government policies that may restrict investment opportunities; and in most cases, less effective government regulation than is the case in the U.S.

Restricted and Illiquid Investments

The Portfolio Managers may invest without limitation in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, a Portfolio Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio Manager might obtain a less favorable price than the prevailing price when it decided to sell. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Distressed Credits

The Portfolio Managers may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court’s power to disallow, reduce, subordinate, or disenfranchise particular claims.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes affecting the Portfolio Funds could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which a Portfolio Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Portfolio Fund, the ability of the Portfolio Fund to pursue its trading strategies, and consequently the Fund’s performance. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. In particular, the SEC staff has been engaging in a general investigation of hedge funds and recently issued a report that includes several recommendations that could result in increased regulatory oversight and other legislation or regulation relating to hedge funds and funds of hedge funds. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Portfolio Managers or the Fund in order to seek to obtain higher returns.

Limits of Risk Disclosure

The above discussions on various risks associated with the Fund, the Shares, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

Temporary Defensive Positions. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be collateralized fully.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such an event, the Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and is considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Portfolio Funds.

Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board.

The Fund’s investments in the Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Portfolio Funds. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

Foreign Securities. The Fund may invest in direct or indirect investments in foreign securities, including securities of offshore Portfolio Funds. Offshore Portfolio Funds may be subject to special risks as foreign entities or as entities subject to foreign jurisdictions, including risks due to economic, political or regulatory change.

Loans. To the extent that the following activities are considered to be a loan, the Fund may make loans (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations, and/or engaging in direct corporate loans, (c) through repurchase agreement transactions, and (d) to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Securities Loans. The Fund may lend securities (which will generally not include Portfolio Fund securities) from its portfolio to broker-dealers, institutional investors, or other persons, pursuant to securities lending agreements. During the period of the loan, the Fund will be entitled to payments of interest, dividends or other distributions payable on the loaned securities. Additionally, the Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. The Fund will generally receive collateral consisting of cash, U.S. Government securities, letters of credit and other similar instruments. The Fund may experience a risk of loss if the other party to the transaction breaches the securities lending agreement with the Fund.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. Subject to applicable regulatory approval, cash collateral may be invested in a money market fund managed by the Manager or one of its affiliates, and the Manager or an affiliate of the Manager may serve as the Fund’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Suspension of Sales of Shares. The sale of Shares may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

Conversion into a Master-Feeder Fund. Although not currently anticipated, the Board could convert the Fund in the future into a master or feeder fund in a master-feeder fund structure without Shareholder approval. Such a conversion would require certain regulatory approvals. A feeder fund seeks to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the feeder fund. A feeder fund’s interest in the portfolio securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the feeder fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in a feeder fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund’s holdings, which could adversely affect the Fund.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF PORTFOLIO FUNDS AND RELATED RISKS

This section provides additional information about types of investments and investment techniques of Portfolio Funds in which the Fund invests. Some or all of the Portfolio Funds may make the investments described in this section. As there is no limit on the types of investments the Portfolio Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Equity Securities. A Portfolio Fund’s portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Portfolio Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described in this section under the sub-heading “Foreign Securities” or “Foreign Currency Transactions.” Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

A Portfolio Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

A Portfolio Fund may invest without limitation in restricted securities and other securities that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, a Portfolio Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio Manager might obtain a less favorable price than the prevailing price when it decided to sell. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Fixed-Income Securities. A Portfolio Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

A Portfolio Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

Foreign Securities. A Portfolio Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through ADRs, European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”) in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

Investment income received by a Portfolio Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Portfolio Fund’s assets to be invested within various countries is not known.

Foreign Currency Transactions. A forward foreign currency exchange contract (“forward currency contract”) is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Portfolio Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

A Portfolio Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Portfolio Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Portfolio Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver. If a Portfolio Fund retains the portfolio security and engages in offsetting transactions, the Portfolio Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect a Portfolio Fund’s returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer.

High-Yield Securities. High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, a Portfolio Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Mortgage-Backed and Asset Backed Securities. A Portfolio Fund may invest in securities that represent an interest in a pool of mortgages (“MBS”) and credit card receivables or other types of loans (“ABS”). The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually quarterly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact a Portfolio Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund may have constructed for these investments, resulting in a loss to such Portfolio Fund and, therefore, the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

A Portfolio Manager may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

The CMO and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes or “tranches.” For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a private investment fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.

Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

Short Sales. A Portfolio Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Portfolio Fund believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Portfolio Fund may “short” a security of a company if, in its Portfolio Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Certain Portfolio Funds may consider short selling to be a significant part of their investment strategy.

To effect a short sale, a Portfolio Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Portfolio Fund’s portfolio, which, in turn, could result in losses to the Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

Derivatives. A Portfolio Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. A Portfolio Manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Portfolio Fund will succeed, or that a particular hedging instrument will be available for use by the Portfolio Fund.

Options and Futures. A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a

Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books or with the Portfolio Fund’s custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased, although the Portfolio Fund would be entitled to exercise the option should it deem it advantageous to do so.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Portfolio Fund also is subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses.

A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. A Portfolio Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its Portfolio Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants. A Portfolio Fund may invest in common stock rights and warrants believed by its Portfolio Manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Bank Loans and Participations. A Portfolio Fund may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, “bank loans”), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an “over-the-counter” market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer’s shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

Although a Portfolio Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Portfolio Fund’s investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Portfolio Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. A Portfolio Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund’s investment is in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer’s obligation to the Portfolio Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Portfolio Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

Swaps. A Portfolio Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate Swap. A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps. A Portfolio Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Distressed Credits. A Portfolio Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

CONFLICTS OF INTEREST

The Manager and its Affiliates

The Manager and its affiliates (collectively, the “Management Entities”) and their officers, directors, partners, members, or employees may carry on substantial investment activities for their own accounts or may act as investment manager to other clients (including registered investment companies, private investment funds, institutions, and individual clients) now or in the future (collectively, the “Management Accounts”). The Fund has no interest in these activities. The Manager and its officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities. The investment objectives and strategies of the Management Accounts may differ. All investment decisions are made in accordance with the investment objectives and strategies of each Management Account. Investment decisions for the Management Accounts are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, the current investment views of the particular portfolio manager, availability of cash for investment, and the size of their positions generally.

Certain investments may be appropriate for more than one Management Account. When one Management Account buys or sells the same investment as another Management Account, the purchase or sale of the securities or other instrument will be allocated in accordance with procedures designed to ensure the Management Accounts are treated fairly and equitably. A Management Entity may determine that an investment opportunity in a particular Portfolio Fund is appropriate for a Management Account or for itself or its officers, directors, partners, members, or employees, but the Manager may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Management Entities or Management Accounts have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Management Entities and any of their respective officers, directors, partners, members, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund’s ability to invest in a particular Portfolio Fund or investment. In addition, the Management Entities or Management Accounts may have an interest in an account managed by, or enter into relationships with, a Portfolio Manager or its affiliates on terms different than an interest purchased by the Fund.

Frequently, a particular investment may be bought or sold for only one or more but not all Management Accounts or in different amounts and at different times for more than one but less than all Management Accounts. A particular investment may be bought for one or more Management Accounts when one or more other Management Accounts are selling the same security. On occasion, a Management Account may purchase and sell a security simultaneously in order to profit from short-term price disparities. A Management Account may hold a security long that another Management Account has sold short or with respect to which another Management Account has entered into a similar transaction. Currently, under the Manager’s procedures, a portfolio manager may not simultaneously hold long and short positions in the same or a related security or instrument for the different Management Accounts, subject to limited exceptions for certain instruments such as U.S. Government securities. Orders to sell a security held long have priority over a short sale of the same security.

Portfolio Managers

Conflicts of interest may arise from the fact that the Portfolio Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each Portfolio Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the Portfolio Fund, and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Fund or Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund will differ from those of the other managed accounts and the Fund. Accordingly, prospective Shareholders should note that the future performance of a Portfolio Fund and its Portfolio Manager’s other accounts will vary.

When a Portfolio Manager determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the Portfolio Manager’s other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund’s position; (ii) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each Portfolio Manager and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Portfolio Managers that are the same, different, or made at a different time than positions taken for the Fund.

MANAGEMENT

The Board

The Fund’s operations are managed under the direction and oversight of the Board. See “Trustees and Officers” in this Memorandum for the identities of the Board and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

Investment Manager

The Manager has overall responsibility for implementing the investment strategy of the Fund and authority to select the Portfolio Managers with which the Fund invests.

Under the supervision of the Board and pursuant to an investment management services agreement (“Management Agreement”), AIG Global Investment Corp., 599 Lexington Avenue, New York, NY 10022, serves as the Fund’s investment manager. The Manager provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Management Agreement. The Management Agreement may be terminated by the Board or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

The Manager is a New Jersey corporation and an investment adviser registered under the Advisers Act. The Manager is an indirect wholly owned subsidiary of AIG and provides investment advisory services to a range of clients, including various subsidiaries and affiliates of AIG. The Manager is one of a number of affiliated, international investment advisory companies that comprise AIGGIG. AIGGIG provides advice, investment products and asset management services to clients around the world. As of March 31, 2004, AIGGIG managed approximately $421 billion in assets, of which approximately $359 billion relates to AIG affiliates and $62 billion relates to client assets; of the total amount, approximately $5.6 billion of client and AIG affiliates’ assets were invested with advisors utilizing various hedge fund strategies. These figures do not include assets sub-advised to third party managers. The members of the AIG Global Hedge Fund team have a combined total of over 55 years of capital investment experience. AIGGIG has over 15 years of experience managing capital by selecting absolute return-oriented or “skill-based” investment advisers and constructing diversified portfolios.

The Manager’s Investment Selection Committee is responsible for the day-to-day management of the Fund’s investments and is primarily responsible for selecting Portfolio Managers and allocating the Fund’s assets among various Portfolio Funds.

Administrator and Sub-Administrator

Pursuant to an administrative services agreement (the “Administration Agreement”), the Manager also has been appointed to provide administrative services to the Fund. The Manager or its delegate will provide valuation, accounting, corporate secretarial, and registrar services to the Fund. The Manager or its delegate will also provide services in connection with communicating with investors and other persons with respect to the Fund. The Administration Agreement may be terminated at any time without penalty by either the Manager or the Fund upon 60 days’ notice.

In accordance with the terms of the Administration Agreement and with the approval of the Board, the Manager has engaged PFPC, Inc. (“PFPC”), whose principal business address is 301 Bellevue Parkway, Wilmington, DE 19809, to serve as the Fund’s sub-administrator pursuant to a sub-administration, accounting and investor services agreement between PFPC and the Manager (“Sub-Administration Agreement”). Under the Sub-Administration Agreement, PFPC provides administrative, accounting, and investor services to the Fund.

Placement Agent

The Fund has entered into a Placement Agency Agreement with AIG Equity Sales Corp., 70 Pine Street, New York, NY 10270 (“Placement Agent”), to assist the Fund in placing its Shares. The Placement Agent and the Manager are each wholly owned subsidiaries of AIG, and are thus affiliated entities.

Custodian

PFPC Trust Company (“Custodian”), whose principal business address is 8800 Tinicum Boulevard Suite 200, Philadelphia, PA 19153, serves as the custodian of the Fund’s assets pursuant to a custodian agreement with the Fund, under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities, maintains the Fund’s Subscription Agreements from investments made in the Portfolio Funds, and makes periodic reports to the Board concerning the Fund’s operations.

FEES AND EXPENSES

Investment Management Fee

The Fund will pay the Manager an investment management fee, accrued monthly and payable quarterly in arrears, at an annual rate of 1.0% of the Fund’s month-end net assets, determined each month prior to accruing for the fee or any Incentive Fee (as defined below) and prior to giving effect to any purchases of Shares or repurchases of Shares by the Fund in that month. The investment management fee will be an expense out of the Fund’s net assets. Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of Shares on the date of calculation.

The Fund will also have to pay its proportionate share of the management fees of Portfolio Managers with which it invests. Such management fees are based upon a percentage of assets under management with respect to each Portfolio Manager and generally can range from a low of one-half percent to a high of three percent per annum, but may be more. These fees will be payable regardless of whether a Portfolio Manager generates a positive return. The Portfolio Managers may also receive performance allocations based upon the performance of assets under their management. Such performance allocations generally range from a low of fifteen percent and to a high of twenty - five percent per annum, and are generally subject to a “high-water mark” which limits future performance allocations to the amount by which asset performance exceeds prior performance levels achieved.

Incentive Fee. The Manager also will be entitled to receive an incentive fee, accrued monthly and payable quarterly in arrears, of 5% of the net capital appreciation of the Fund (the “Incentive Fee”) in excess of any prior “high water mark” (described below) to the extent that the Incentive Fee does not reduce net capital appreciation below an annual, non-cumulative preferred return equal to the annualized one-year U.S. Treasury bill rate (“Minimum Return”). For this purpose, the Minimum Rate will be the sum of all of the daily one-year U.S. Treasury bill rates calculated during a particular month, divided by the number of days in that month on which the one-year U.S. Treasury bill rate was reported.

Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of a quarter over the fair market value of the Fund’s net assets at the beginning of the quarter (or, during the Fund’s first fiscal year, the fair market value of the Fund’s net assets at inception), adjusted for the current quarter’s purchases of Shares and distributions and any repurchases of Shares. Reference to a “high water mark” means that no Incentive Fee will be accrued or paid to the Manager unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent Share purchases, distributions and any repurchases of Shares) as of any prior quarter, and any Incentive Fee will be calculated only on the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) at the end of the quarter does not exceed the prior “high water mark,” no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets at the end of a quarter does exceed any prior “high water mark,” the Incentive Fee will be 5% of the amount by which such fair market value exceeds such prior “high water mark” so long as the Incentive Fee does not reduce net capital appreciation below the Minimum Return. For purposes of determining the Incentive Fee, the Fund’s net assets shall include portfolio assets and accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

The Fund will accrue monthly a liability for the Incentive Fee equal to 5% of the month’s net capital appreciation in excess of the “high water mark,” to the extent that such accrual does not reduce net capital appreciation below the Minimum Return on an annualized basis. For accrual purposes, the month’s net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the month over the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month) adjusted for the current month’s Share purchases, distributions and any repurchases of Shares. This liability will be reduced (but not below zero) on any accrual period by 5% of the net capital depreciation of the Fund. Net capital depreciation is the excess of the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for the current month’s Share purchases, distributions and any repurchases of Shares, over the fair market value of the Fund’s net assets at the end of the month. For purposes of determining the Incentive Fee accrual, the Fund’s net assets shall include portfolio assets and accrued income, and be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee). This accrual will reduce or increase the net asset value of Shares and affect the purchase price paid by Shareholders who purchase Shares during the fiscal year and the repurchase price received by the Shareholders who submit their shares pursuant to repurchase offers conducted by the Fund during the fiscal year.

The Fund’s Incentive Fee structure presents certain risks that are not present in investment funds without incentive fees or in investment funds where the incentive fee is determined on the overall performance of the fund. The fee rates applicable to the Fund are similar to those of other private investment funds, including hedged-equity funds, but significantly higher than those of most other registered investment companies. No purchase or redemption price will be changed based on the difference between the Incentive Fee paid and the Incentive Fee accrual. The Incentive Fee will be in addition to the performance-based fees or allocations and other fees payable by a Portfolio Fund to its Portfolio Manager.

The Fund reserves the right to borrow money, consistent with the requirements of the 1940 Act, to pay the Incentive Fee.

Administration Fee

The Manager will receive an administration fee, accrued monthly and payable monthly in arrears by the Fund, at an annual rate equal to 0.30% of the Fund’s month-end net assets, before giving effect to any repurchases of Shares by the Fund. The Manager, in turn, provides or procures administrative services for the Fund and Shareholders. A portion of the administration fee and related expense reimbursements may also be shared with other persons or entities pursuant to a separate agreement.

Distribution Expenses

Shares of the Fund will be offered through the Placement Agent. The Manager or its affiliates may pay a fee out of their own resources to the Placement Agent.

Expense Limitation Agreement and Other Expenses of the Fund

Pursuant to the Expense Limitation Agreement, the Manager also has contractually agreed to waive investment management or administration fees and/or reimburse the Fund’s other expenses (but specifically excluding all interest, taxes, brokerage commissions, extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business, and any performance fee or Incentive Fee or compensation paid by the Fund to the Manager pursuant to the Management Agreement) to the extent necessary for the Fund’s annualized expenses to not exceed 1.75% for the period ending March 31, 2005. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms and may be terminated by the Manager or the Fund upon ninety (90) days’ prior written notice to the other party. Pursuant to the Expense Limitation Agreement, the Manager is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Manager by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund at that time.

The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

CONTROL PERSONS

Upon the closing of the initial offering of Shares of the Fund, AIG Global Asset Management Holdings Corp. (“AIGAMH”), will be the sole shareholder of the Fund. Shares held by AIGAMH may constitute more than 25% of the Fund’s shares when the Fund’s operations commence upon the closing of the initial offering, depending on the aggregate investments made in the Fund by other investors. By virtue of its ownership of more than 25% of the Fund’s outstanding shares, AIGAMH may be deemed to control the Fund and (depending on the value of shares then held by other Shareholders) may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

As of the date of this Memorandum, AIGAMH was the only person owning of record or beneficially 5% or more of the Fund’s outstanding shares.

SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue an unlimited number of Shares.

Shareholders do not have preemptive, subscription, or conversion rights, and are not liable for further calls or assessments. The Board is authorized to classify and reclassify any unissued Shares from time to time by setting or changing the related preferences, conversion, or other rights, as well as voting powers, restrictions, limitations as to dividends, qualifications, or, to the extent consistent with Rule 23c-3 under the 1940 Act, certain terms or conditions of repurchases of such Shares. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it, in its sole discretion, deems advisable. Shares are not available in certificated form and Shares may be purchased only through the Placement Agent.

Each Share, and each fraction thereof, is entitled to proportionate rights and obligations, including with respect to receipt of dividends and distributions, repurchases of Shares, and termination of the Fund. The Fund does not intend to hold annual meetings of Shareholders, except when required by applicable law and regulation. Special meetings may be called by the Board or the President of the Fund. Shareholders may call for a special meeting for any purpose deemed necessary or desirable upon the written request of at least a majority of the outstanding Shares entitled to vote.

In general, unless otherwise required by applicable law, any action requiring a vote of Shareholders shall be effective if taken or authorized by the affirmative vote of a majority of the Shares entitled to be cast of the requisite quorum of thirty-three and one-third percent (33 1/3%). Any change in the Fund’s fundamental policies requires approval of a majority of the votes entitled to be cast in person or by proxy, as defined in the 1940 Act and as noted herein. Shareholders must also approve any amendment to the Fund’s Declaration of Trust or Bylaws that would result in a change in their voting rights. Some of the foregoing could have the effect of delaying, deferring, or preventing changes in control of the Fund.

Under the Fund’s Declaration of Trust, the Board has the power, without Shareholder approval, unless otherwise required by applicable law, to cause, among other things, the Fund to merge or consolidate with another entity, to reorganize the Fund as another kind of entity, and to liquidate the Fund. The Declaration of Trust also permits the Board to convert the Fund in the future into a master or feeder fund in a master-feeder fund structure without Shareholder approval. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Fund, after payment of all of the liabilities of the Fund, the Shareholders are entitled to share ratably in all the remaining assets of the Fund.

PURCHASES OF SHARES

Sale of Shares

The Placement Agent is the principal distributor of the Shares pursuant to a Placement Agent Agreement with the Fund. The Placement Agent is selling the Shares in a private placement during the period prior to the initial closing, which is scheduled to occur on or about July 19, 2004 (or such earlier or later time as the Fund may determine). The Placement Agent will sell Shares at the initial closing at a price of $10.00 per Share.

The minimum initial investment is $1,000,000, payable in full subject to the discretion of the Manager to accept lower investment minimums. A Shareholder will be required to maintain a minimum balance equal to the applicable investment minimum, subject to waiver. Shareholders with balance amounts that fall below the minimum amounts solely as a result of a market decline of the Fund’s assets also may not be subject to the minimum balance requirements. The minimum subsequent investment is $250,000.

Applications for purchase must be received on or before the fifteenth day of each calendar month (if the fifteenth day is a weekend day or federal holiday, then the next business day thereafter) or on such other days as determined by the Board, subject to the receipt of cleared funds four business days prior to the closing date for the offering (typically the end of the month), subject to waiver.

The Board may, in its discretion, suspend the sale of Shares at any time or permit purchases on a more frequent basis. Further, if the Fund is unable to obtain reliable information regarding the value of one or more Portfolio Funds in a timely manner, the Fund may suspend its sale of Shares. After the initial closing, initial and subsequent purchases generally will be accepted monthly, and Shares will be offered at their net asset value per Share next determined after receipt of cleared funds. See “Valuation.”

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable with respect to investors via wire, check or cash paid into a brokerage sweep vehicle. The funds must be cleared four business days prior to the investment date. Each initial or subsequent purchase of Shares will be payable in one installment and will be due prior to acceptance of purchases, although the Fund may accept, in its discretion, purchases prior to the receipt of cleared funds. Shares may be purchased only from the Placement Agent. Any private placement of Shares, if commenced, may be discontinued at any time. The Fund will have the sole right to accept orders to purchase and reserves the right to reject, in whole or in part, any purchase of Shares in the Fund.

Pending investment in the Fund, the proceeds of any sale of Shares, will be placed in an escrow account for the benefit of the investor. After any closing, the balance in this escrow account, including any interest earned, will be invested pursuant to the Fund’s investment policies.

Methods for Purchasing Shares

To make an investment in the Fund, contact your financial advisor or broker-dealer. Accounts may be opened only through the Placement Agent. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Shares are not available in certificated form.

Purchase orders for Shares are subject to the receipt of cleared funds four business days prior to the closing date for the offering (typically the end of the month), subject to waiver. Before an investor may invest in the Fund, the Placement Agent will require a Subscription Agreement containing the representations in the Appendix to this Memorandum from the investor that it is an Eligible Investor. An investor’s certification must be received four business days prior to the closing date (subject to waiver) and accepted by the Placement Agent, along with its payment, before the investor’s order will be accepted. If the investor’s purchase order is rejected, no monies submitted by the investor will be transferred into the Fund and the investor, or the investor’s delegate, will be notified.

ELIGIBILITY

Shares of the Fund may only be purchased by tax-exempt investors who are Eligible Investors. Each investor will be required to certify that the Shares purchased are being acquired directly or indirectly by an Eligible Investor. An Eligible Investor in the Fund includes, among other investors: (i) a plan or vehicle exempt from federal taxation (“tax-exempt vehicle”) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan or vehicle has total assets in excess of $5 million; or (ii) an employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has assets in excess of $5 million. Other categories of Eligible Investors applicable to companies and other investors are set forth in the Subscription Agreement that each investor must sign in order to invest in the Fund, and are specified in the Appendix to this Memorandum.

The Fund is being offered only to tax-exempt investors, including Plans, other tax-exempt institutional investors and accounts, and such other tax-exempt Eligible Investors as the Manager in its discretion may permit from time to time. Plan Participants should contact the Plan Administrator or the Plan Sponsor for information about the Plan.

Existing Shareholders who are purchasing additional Shares will be required to meet the Fund’s eligibility criteria at the time of each additional purchase. The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board, or the Board may in its discretion cause a mandatory redemption of such Shares. See “Transfers of Shares.”

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, Shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

To provide a measure of liquidity to Shareholders, the Fund has adopted share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the majority of Shareholders. These policies provide that beginning in September 2005, and thereafter on a quarterly basis in the months March, June, September and December, the Fund will offer to repurchase a designated percentage of the outstanding Shares from

Shareholders (“Repurchase Offers”). The Board may determine in its sole discretion to conduct another Repurchase Offer in addition to the regular quarterly Repurchase Offers that will begin in September 2005. Any such additional Repurchase Offers, however, will not occur until after September 2005 and in any event not more than once every two years. No Repurchase Offers will be conducted until September 2005.

The Fund will suspend or delay a Repurchase Offer only as permitted by applicable rules and regulations (as described in the notice of the Repurchase Offer). See discussion below under “Suspension or Postponement of Repurchase Offer.” The price of the repurchases of Shares normally will be the net asset value per Share determined as of the close of the NYSE (4:00 p.m. Eastern time) within a maximum of fourteen days after the Repurchase Offer ends, as described below.

Repurchase Procedures. At the beginning of each Repurchase Offer, the Fund will send Shareholders a written notification about the Repurchase Offer, explaining how they may request that the Fund repurchase their Fund Shares and the deadline for Shareholders to submit their repurchase requests (“Repurchase Request Deadline”), which is the date the Repurchase Offer ends. The time between the sending of the notification to the Shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. It is anticipated that the Repurchase Request Deadline will be the 17th of March, June, September and December, respectively, or the next business day if the 17th is not a business day. The repurchase price of the Shares will be the net asset value as of the close of the NYSE (4:00 p.m. Eastern time) on the date on which the repurchase price of the shares will be determined (“Repurchase Pricing Date”). The Repurchase Pricing Date may occur no later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. Within such fourteen-day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances; however, the Fund expects that the Repurchase Pricing Date will typically be the last business day of the calendar quarter in which the Repurchase Offer occurs.

The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the rules thereunder, and other applicable laws and regulations. Shares tendered by Shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to Shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the “Repurchase Payment Deadline.”

Repurchase Amounts. The Board, in its sole discretion, will determine the percentage of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. If Shareholders tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of Shares not exceeding 2% of the Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender more shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the 2% additional Shares, the Fund will repurchase the Shares on a pro rata basis, rounded down to the nearest full Share. The Fund may, however, accept all Shares tendered by Shareholders who own less than one hundred Shares and who tender all their Shares, before accepting on a pro rata basis Shares tendered by other Shareholders. Shareholders who tender more Shares than are repurchased in a Repurchase Offer will have to wait until the next Repurchase Offer to have additional Shares repurchased and will not be given any priority in that next Repurchase Offer over other Shareholders that tender Shares for repurchase. Thus, there exists the risk that the Fund will not repurchase, in a given quarter or any subsequent quarter, all the Shares that a Shareholder wishes to have repurchased.

Notices to Shareholders. Notice of each quarterly Repurchase Offer (and any additional discretionary Repurchase Offers) will be sent to each beneficial owner of Shares between twenty-one and forty-two days before each Repurchase Request Deadline. The notice will include detailed instructions on how to tender Shares. The notice will state the Repurchase Offer Amount, the date of the Repurchase Request Deadline, the latest Repurchase Pricing Date, and the latest Repurchase Payment Deadline. The notice will state that the net asset value may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest Repurchase Pricing Date under certain circumstances. The notice will describe (i) the procedures for Shareholders to tender their Shares, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares prior to the Repurchase Request Deadline.

Repurchase Price. Net asset value per Share is computed weekly, each of the five business days before a Repurchase Request Deadline and on any day that Shares are priced for purchase or existing Shares are priced for repurchase. The Board has determined that the time at which the net asset value will be computed will be as of the close of the NYSE (4:00 p.m. Eastern time). You may call the Fund at 1-866-787-2422 to learn the net asset value per Share. The notice of the Repurchase Offer will give the net asset value per share as of a recent date, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer. The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (b) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine its net asset value; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders. The Fund will send to Shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

Liquidity Requirements. With respect to each Repurchase Offer, the Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice of the Repurchase Offer is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Special Considerations for Repurchases. Because there likely will not be a secondary market for Shares, quarterly and any additional discretionary Repurchase Offers will likely provide the only source of liquidity for Shareholders. If a secondary market were to develop for Shares, however, the market price per Share of the Shares could, at times, vary from the net asset value per Share. A number of factors could cause these differences, including relative demand and supply of Shares and the performance of the Fund. Repurchase Offers for Shares at net asset value would be expected to reduce any spread or gap that might develop between net asset value and market price. However, there is no guarantee that these actions would cause Shares to trade at a market price that equals or approximates net asset value per Share.

Although the Board believes that Repurchase Offers will generally benefit Shareholders, the Fund’s repurchase of Shares will decrease the Fund’s total assets. The Fund’s expense ratio also may increase as a result of Repurchase Offers (assuming the repurchases are not offset by the issuance of additional Shares). Such Repurchase Offers also may result in less investment flexibility for the Fund depending on the number of Shares repurchased and the success of the Fund’s continuous offering of Shares. In addition, when the Fund borrows money for the purpose of financing the repurchase of Shares in a Repurchase Offer, interest on the borrowings will reduce the Fund’s net investment income. It is the Board’s announced policy (which the Board may change) not to repurchase Shares in a Repurchase Offer over the minimum amount required by the Fund’s fundamental policies regarding Repurchase Offers if the Board determines that such repurchase is not in the Fund’s best interest. Also, the size of any particular Repurchase Offer may be limited (above the minimum percentage required by the Fund’s fundamental policies) for the reasons discussed above or as a result of liquidity concerns.

The Board will consider additional means of providing liquidity for Shareholders if Repurchase Offers are ineffective in enabling the Fund to repurchase the amount of Shares tendered by Shareholders. These actions may include an evaluation of any secondary market that may exist for Shares, and a determination of whether that market provides liquidity for Shareholders. If the Board determines that a secondary market (if any) has failed to provide liquidity for Shareholders, the Board may consider other available options to provide liquidity. The Board will cause the Fund to take action the Board deems necessary or appropriate to provide liquidity for the Shareholders in light of the specific facts and circumstances.

The Fund’s repurchase of tendered Shares is a taxable event to Shareholders whose Shares are repurchased. The Fund will pay all costs and expenses associated with the making of any Repurchase Offer. An early repurchase fee equal to 2% of the value of the Shares repurchased from a Sharheolder by the Fund will apply if the applicable Repurchase Pricing Date is within one year following the date of the Shareholder’s initial investment in the Fund. If applicable, the early repurchase fee will be deducted before payment of the proceeds of a repurchase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings in Portfolio Funds earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would impact the ability of the Fund to achieve its investment objective, and, if the Fund’s Expense Limitation Agreement is not renewed or is otherwise terminated, increase the Fund’s operating expenses.

A Shareholder who tenders some but not all of the Shareholder’s Shares for repurchase will be required to maintain a minimum account balance of $1,000,000, subject to the discretion of the Manager to allow lower minimum balances. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required minimum account balance is maintained, or in the alternative, to allow lower minimum balances.

Effect of Incentive Fee

The Incentive Fee is accrued as a liability of the Fund each month and so reduces the net asset value of all Shares. The repurchase price received by an investor whose Shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed.

Mandatory Redemptions of Shares

The Fund may cause a mandatory redemption of Shares of a Shareholder or any person acquiring Shares from or through a Shareholder if the Board or the Manager determines or has reason to believe that, among other things:

•	one or more Shares have been transferred, or the Shares have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Shareholder;

•	ownership of Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

•	any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to cause a mandatory redemption of such Shares.

TRANSFERS OF SHARES

Shares may be transferred only to persons who are eligible to invest in the Fund. See “Eligibility.” The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board, or the Board in its discretion may cause a mandatory redemption of such Shares. See “Repurchases of Shares — Mandatory Redemptions.” Similar to any disposition of Shares in the Fund, there may be adverse tax consequences to a Shareholder as a result of a mandatory redemption. A Shareholder may not transfer any amount that would cause the Shareholder’s investment in the Fund to total less than $1,000,000.

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Memorandum. The Fund’s investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund’s outstanding voting securities, as defined in 1940 Act. Notice will be provided to Shareholders of any such change. Certain additional investment information is provided below. The Portfolio Funds in which the Fund invests are not subject to the Fund’s investment policies and may have different or contrary investment policies.

Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES

The Fund’s fundamental investment policies listed below may not be changed without the vote of a majority of the Fund’s outstanding voting securities, which means the lesser of: (i) 67% of the outstanding voting securities present at a meeting at which holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action. The Fund may:

(1)	Borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(3)	Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4)	Not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(5)	Make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Not purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

(7)	With respect to its Share repurchases:

•	beginning in September 2005, the Fund will make Share repurchase offers at net asset value on a quarterly basis (except under the circumstances described above, under the caption “Repurchases of Shares—Repurchases of Shares—Suspension or Postponement of Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time;

•	in each repurchase offer, the Fund will offer to repurchase at least 5%, but not more than 25%, of the Fund’s outstanding Shares;

•	the repurchase request deadline for each repurchase offer (“Repurchase Request Deadline”) will be the 17th day of September, December, March, or June as applicable, or if the 17th is not a business day, the next business day thereafter; and

•	there will be a maximum 14-day period between the Repurchase Request Deadline and the date on which the tendered Shares are priced (unless the fourteenth day after the Repurchase Request Deadline is not a business day, in which case the tendered Shares may be priced on the next business day thereafter).

As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund’s utilization thereof is wholly within the discretion of the Board.

BOARD MEMBERS AND OFFICERS

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board. A majority of the Board consists of Independent Trustees. In addition, the Independent Trustees will select and nominate any additional Independent Trustees.

The table below shows, for each Trustee and executive officer, his or her name, age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee’s or officer’s principal occupations during the last five years, number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

The address of each trustee and officer, as it relates to the Fund’s business, is 599 Lexington Avenue, New York, NY 10022.

TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William F. Devin Age: 65	Trustee	Trustee since Fund’s inception.	Retired.	1	None

[1]	The term “Fund Complex” refers to the Fund and all other investment companies that are managed by the Manager or its affiliates. The Fund Complex consists of 11 registered investment companies consisting of 131 investment portfolios.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Darlene T. DeRemer Age: 48	Trustee	Trustee since Fund’s inception.	Managing director for Putnam Lovell NBF (investment banking) from January 2004 to present. Formerly, executive managing director for NewRiver, Inc. from March 2000 to January 2004. Partner of Deremer & Associates (consulting) from October 1987 to March 2000.	1	None

Eileen L. Moy Age: 52	Trustee	Trustee since July 19, 2004.	Managing director, and chief operating officer of the Global Treasury division, of JPMorgan Chase Bank, from 1996 until retirement in May 2003.	1	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees[2]
Todd L. Spillane Age: 45	Trustee	Trustee since Fund’s inception.	Vice president of product development for AIGGIG from September 2002 to present. Formerly, deputy general counsel and chief compliance officer for Sun America Asset Management Corp. from August 2001 to September 2002. Deputy general counsel, chief compliance officer and chief accounting officer for American General Investment Management from September 1999 to August 2001. Director of compliance for Nicholas-Applegate from July 1994 to September 1999.	1	None

Steven Guterman Age: 50	Trustee	Trustee since Fund’s inception.	Investment advisor and senior managing director for AIGGIG from August 2001 to present. Formerly, investment advisor and executive vice president for American General Investment Management from June 1998 to August 2001.	1	Mr. Guterman serves on the Board of AIG Global Investment Fund Management Ltd,. a foreign company.

[2]	Each of Messrs. Guterman and Spillane is an “interested person” of the Fund under Section 2(a)(19) of the 1940 Act because of his employment with AIG Global Investment Corp., the Fund’s investment manager, or an affiliate thereof.

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Robert Discolo Age: 42	President and Principal Executive Officer	Officer since Fund’s inception.	Managing director (Alternative Investments) for AIGGIG. Previously, vice president for AIGGIG. Formerly, vice president for PaineWebber Inc., Bank Julius Baer, and Merrill Lynch & Co. and president of the European Warrant Fund (a NYSE listed closed-end fund) and Julius Baer International Equity Fund.

Phillip J. Dunne Age: 41	Treasurer and Principal Financial Officer	Officer since Fund’s inception.	Vice president of AIGGIG from September 1999 to present. Previously, controller at Zephyr Management.

Lori Schertzer Age: 33	Assistant Treasurer	Officer since Fund’s inception.	Management associate for AIGGIG in the Finance and Controller’s Division from November 2003 to present. Previously, assistant vice president with Deutsche Bank from July 2001 to November 2003, and an analyst with Citigroup/Salomon Smith Barney from March 1999 to July 2001.

Rosalie Buenaventura Age: 39	Secretary	Officer since Fund’s inception.	Assistant general counsel, AIG and general counsel of AIG Financial Advisor Services, Inc. Previously, assistant general counsel, AIG SunAmerica Asset Management Corp. from January 2002 to December 2002 and associate counsel from August 1999 to December 2001. Formerly, associate at Brown & Wood LLP from 1991 to 1999.

Steven Drachman Age: 39	Assistant Secretary	Officer since Fund’s inception.	Assistant general counsel for AIG from April 2001 to present. Previously, attorney for Morgan Stanley Dean Witter from May 1999 to March 2001 and associate for Swidler Berlin Shereff Friedman, LLP from October 1995 to May 1999.

Robin Berger Age: 47	Compliance Officer	Officer since Fund’s inception.	Compliance analyst for AIGGIG from August 2002 to present. Previously, vice president of the Wadsworth Group from June 1993 to July 2002.

Todd L. Spillane Age: 45	Vice President	Officer since Fund’s inception.	Vice president of product development for AIGGIG from September 2002 to present. Previously, deputy general counsel and chief compliance officer for Sun America Asset Management Corp. from August 2001 to September 2002. Formerly, deputy general counsel, chief compliance officer and chief accounting officer for American General Investment Management from September 1999 to August 2001 and director of compliance for Nicholas-Applegate from July 1994 to September 1999.

The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts with service providers by receiving reports covering investment performance, shareholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Board Committees

The Board has formed an Audit Committee that is responsible for meeting with the Fund’s independent auditors, internal auditors and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee reports significant issues to the Board and selects, retains, or terminates the Fund’s auditors, evaluates their independence, and reviews their fees. The Audit Committee consists of each of the Fund’s Independent Trustees.

The Board has established a valuation committee (“Valuation Committee”) to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Manager. The Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board. The Board reviews matters arising from the Valuation Committee’s considerations. The Valuation Committee comprises personnel of the Manager, and, although not a committee of the Board, is subject to the oversight of the Board.

The Board has established a Compensation and Nominating Committee that is responsible for identifying and evaluating candidates to serve on the Board, recommending such candidates for approval by the full Board, and reviewing, and making recommendations with respect to, the compensation of the Trustees. The Compensation and Nominating Committee consists of two of the Fund’s Independent Trustees, Mr. Devin and Ms. Deremer.

The Fund is newly organized and, therefore, with the exception of a single meeting of the Compensation and Nominating Committee, no meetings of the above committees have been held in the current fiscal year. All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Trustees’ Holdings

As of December 31, 2003, the dollar range of equity securities owned by each Trustee is set forth below.(1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 31, 2003 (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies as of December 31, 2003(1)
Independent Trustees

Darlene T. Deremer	N/A	N/A

William F. Devin	N/A	N/A

Eileen L. Moy	N/A	N/A

Trustees who are “Interested Persons”

Steven Guterman	N/A	N/A

Todd L. Spillane	N/A	N/A

(1)	Because the Fund had not commenced operations as of December 31, 2003, and the Fund is the only investment portfolio in the family of investment companies overseen by the Trustees, none of the Trustees owned securities of the Fund or other registered investment companies for purposes of this table.

Independent Trustee Ownership of Securities

As of the date of this Memorandum, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Manager or the Placement Agent, or an entity controlling, controlled by or under common control with the Manager or the Placement Agent (not including registered investment companies).

Compensation for Trustees

The Fund pays each Independent Trustee an annual fee of $15,000, paid quarterly. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation. During the fiscal year ending March 31, 2005, the Independent Trustees are expected to receive the following compensation:

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM FUND(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES(1)	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEE(1)
Darlene T. Deremer	$15,000.00	$0.00	$0.00	$15,000.00
William F. Devin	$15,000.00	$0.00	$0.00	$142,200.00
Eileen L. Moy	$15,000.00	$0.00	$0.00	$15,000.00

(1)	The Fund has not completed its first full year since its organization. Therefore, the information furnished with respect to the Fund is an estimated amount for the period June 9, 2004 to March 31, 2005. The information under “Total Compensation from Fund and Fund Complex Paid to Trustee” reflects the estimated compensation to be paid by the Fund for the period June 9, 2004 through March 31, 2005 and compensation paid by each other registered investment company in the Fund Complex for the year ending December 31, 2003.

CODES OF ETHICS

The Fund, the Manager, and the Placement Agent each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Manager, and the Placement Agent from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices (including indices of other pooled Portfolio Funds investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.’s HFRI Equity Hedge Index, or Venture Economics’ Private Equity Performance Index. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the DRIP, Shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Shares. Shareholders who affirmatively choose not to participate in the DRIP will receive all income dividends and/or capital gains distributions in cash.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP, unless such Shareholder specifically elects to receive all dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date. There is no placement fee or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund anticipates that many of its transactions will be effected directly with Portfolio Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Portfolio Funds or parties acting on behalf of or at the direction of Portfolio Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Placement Agent or its affiliates, and other affiliates of the Fund.

It is the policy of the Fund to obtain the best results in connection with executing its portfolio transactions taking into account certain factors as set forth below. The Manager is not expected to execute trades in individual securities for the Fund, and investments in Portfolio Funds will generally be made directly with a Portfolio Fund or its transfer agents. However, the Manager expects that some of the Fund’s portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, brokerage transactions of the Fund may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Portfolio Funds may also conduct brokerage transactions through affiliates of the Manager. Transactions for the Fund will not be effected on a principal basis with the Manager, the Placement Agent, any of their affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Fund, the Manager, the Placement Agent, or their affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Portfolio Funds with the Manager, the Placement Agent, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Manager seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Manager considers factors deemed relevant, including the breadth of the market in the security; the price of the security; the size and difficulty of the order; the reliability, integrity, financial soundness and general operation and execution capabilities of the broker; the broker’s expertise in particular markets; and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Portfolio Managers will incur transaction expenses in the management of their Portfolio Funds’ portfolios, which will decrease the value of the Fund’s investment in those Portfolio Funds. In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds may be substantially greater than the turnover rates of other types of Portfolio Funds. In addition, the order execution practices of the Portfolio Managers may not be transparent to the Fund. Each Portfolio Manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers. The Manager expects that each Portfolio Manager will generally select broker-dealers to effect transactions on the Portfolio Fund’s behalf substantially in the manner set forth below.

Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

As with the Fund, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VALUATION

The Fund will compute its net asset value per Share as of the last business day of each week, each of the five business days preceding a Repurchase Request Deadline, and any day that new Shares are priced for purchase or existing Shares are priced for repurchase. In determining its net asset value, the Fund will value its investments on such days. The net asset value per Share is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding. Expenses of the Fund, including the Manager’s investment management and administrative fees, costs of any borrowings and other expenses are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date. See “Purchases of Shares” and “Repurchases of Shares.”

Prior to investing in any Portfolio Fund, the Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Manager will review the valuations provided by the Portfolio Managers, neither the Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

The Fund’s valuation procedures require the Manager to consider all relevant information available at the time the Fund values its portfolio. The Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager does not represent the fair value of the Fund’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. In certain limited circumstances, the Fund also may apply a premium where the Board determines, in light of all relevant circumstances, that the net asset value provided by a particular Portfolio Fund is lower than its current net asset value. Any such decision regarding a discount or premium would be made in good faith, and subject to the review and supervision of the Board. The Board members, including the Independent Trustees, have been advised of their duties with respect to valuation, including approval and review of the Fund’s valuation procedures and review of valuation reports from the valuation committee.

The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value and net asset value per Share, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Manager and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Manager are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Manager invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Short-term debt securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term debt securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity.

Short-term debt securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s net asset value that would materially affect the value of the security, the value of such a security will be its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Manager will monitor a value assigned to each security by a pricing service to determine if it believes the value assigned to a security is correct. If the Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Fund’s valuation procedures.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration. The Manager may face a conflict of interest in valuing the Fund’s investments in Portfolio Funds because their values will affect the Manager’s compensation.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

In the event that a Portfolio Fund does not report a net asset value to the Fund on a timely basis, the Fund may suspend the sale of Shares, until such time as the Fund is able to obtain sufficient information regarding the value of one or more Portfolio Funds. Further, if deemed by the Fund to be in the best interests of Shareholders, the Fund may consider, to the extent possible, redeeming or otherwise disposing of its investment in the Portfolio Fund(s).

TAXES

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its Shareholders, and is not intended as tax advice or to address a Shareholder’s particular circumstances. Investors are urged to consult their tax advisors regarding the tax consequences of investing in the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund is neither designed nor intended for distribution to taxable investors. Shares of the Fund are being offered only to tax-exempt investors. The discussion below relating to the treatment of distributions and repurchases of Shares describes the tax consequences that would arise for any Shareholder subject to tax. Although Shares of the Fund are being offered only to tax-exempt investors, in the event that an investor is, or becomes subject to taxation, the investor should consider the tax consequences of investing in this Fund and consult with its tax advisors as to whether an investment in the Fund would be appropriate.

Taxation of the Fund

The Fund intends to qualify and elect to be treated as a RIC under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gains distributed to Shareholders. The Fund will have to satisfy certain requirements relating to the source of its income and the diversification of its assets in order to qualify as a RIC, and the Fund also will need to satisfy certain distribution requirements. The Fund generally intends to invest in Portfolio Funds that are foreign corporations which would generally be classified under the Code as PFICs. To the extent that the Fund invests in Portfolio Funds that are treated as partnerships or other flow-through entities for tax purposes, investments made by such Portfolio Funds could affect the Fund’s ability to qualify as a RIC. It may also be difficult to obtain information on specific investments made by Portfolio Funds and any information provided may not be made on a timely basis. The Fund intends to invest a substantial portion of its assets in foreign corporations, and it intends to closely monitor its investments in partnerships with respect to satisfying the diversification requirements, to the extent that it is able to obtain relevant information from such partnerships. As a result, the Fund intends and expects to qualify as a RIC. However, there can be no assurance that the Fund will be able to qualify as a RIC on a continuing basis. If the Fund fails to so qualify in a particular year, it would be subject to tax on any income or gains that it earns (generally at a maximum rate of 35%) and any Shareholders who are subject to tax would also be taxed on distributions. Failure to qualify as a RIC would therefore substantially reduce any return to all investors.

The Fund may also be subject to an annual excise tax of 4% to the extent that it does not make certain distributions of income and gains during each calendar year. Although it is anticipated that the Fund will make such distributions, it may be difficult to obtain appropriate information from certain Portfolio Funds on a timely basis which may result in payment of some excise tax (and possibly income tax) by the Fund. In addition, the Manager may determine that it would be appropriate for the Fund to pay some portion of the excise tax in light of the potential illiquidity of Fund investments and other factors.

Taxation of Distributions

Any Shareholder who would be subject to tax will generally be taxed on distributions made by the Fund irrespective of whether such distributions are taken in cash or reinvested in additional Shares. Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income. Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss are taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held the Shares. As discussed below, it is anticipated that all or substantially all of the Fund’s distributions would be taxed as ordinary income to any Shareholders who would be subject to tax and that such distributions in any year could exceed any net appreciation in the Fund’s investments in such year.

A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to Shareholders subject to tax in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income. Because the Fund will elect to be a corporation taxed as a RIC for federal income tax purposes, a tax-exempt investor generally will not have unrelated business taxable income attributable to its ownership or sale of Shares unless its ownership of the Shares is debt financed. In general, a Share would be debt financed if the tax-exempt owner of Shares incurs debt to acquire a Share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that Share had not been acquired.

Tax Treatment of Share Repurchases

A sale of Shares pursuant to a repurchase offer will generally be treated as a taxable sale of the Shares (for any Shareholder subject to tax). Any Shareholders who are subject to tax should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer.

Taxation of Interests in Certain Portfolio Funds

The Fund generally intends to invest in Portfolio Funds that are foreign corporations which would generally be classified under the Code as PFICs. In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

In the absence of certain elections that are currently available to the Fund, the Fund itself could be subject to tax on certain distributions from PFICs and sales of shares in PFICs. Under one possible election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund may elect to mark-to-market its PFIC shares, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses from PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years, with respect to such shares in the same PFIC. This restriction on losses could result in net ordinary income to the Fund in a tax year (with resulting distributions to Shareholders) that exceeds the net appreciation in the value of the Fund’s investments in such year. Although the mark-to-market election is currently available to the Fund, the United States Treasury has the authority to issue regulations that could modify, restrict, or even eliminate the Fund’s ability to make such an election.

The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares. As a result, the amount that must be distributed to Shareholders, and which will be taxed (to any Shareholder subject to tax) as ordinary income, may be increased as compared to a fund that did not invest in PFIC shares. Shareholders who are subject to tax should therefore consider whether the Fund is an appropriate investment in light of their own tax situation. In addition, in the absence of the Fund’s ability to make the elections described above (which may depend to some extent on the receipt of appropriate information from the PFICs), the Fund itself may be subject to tax with respect to some of its investments in PFICs.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, Keogh plan, or other arrangement subject to ERISA (an “ERISA Plan”) or the Code (a “Qualified Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid for a particular ERISA Plan. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans or Qualified Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules in ERISA or the Code. Thus, the Manager will not be a fiduciary within the meaning of ERISA or the Code with respect to the assets of any ERISA Plan or Qualified Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan or Qualified Plan’s investment in the Fund.

The Board will require an ERISA Plan or Qualified Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s or Qualified Plan’s investments, are aware of and understand the

Fund’s investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan or Qualified Plan, and that the decision to invest plan assets in the Fund is authorized by the Plan documents and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or the Code.

Certain prospective investors may currently maintain relationships with the Manager or one or more Portfolio Managers of the Portfolio Funds in which the Fund invests, or with other entities that are affiliated with the Manager or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan or Qualified Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit ERISA Plan or Qualified Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of the Manager, the Placement Agent, and their affiliates; that are duly authorized to make such investment decisions; and that have not relied on any individualized advice or recommendation of the Manager, the Placement Agent, and their affiliates, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Employee benefit plans which are not ERISA Plans or Qualified Plans, including, for example, governmental plans and non- United States plans, while not subject to ERISA, may be subject to laws regulating employee benefit plans that contain rules similar to ERISA and may contain other rules relating to permissible investments. Such plans should conclude that an investment in the Fund would satisfy all such laws before making such an investment ( and, as indicated above, may be required to make certain representations in connection with their subscription for Shares of the Fund).

GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a statutory trust under the laws of the State of Delaware on April 28, 2004, and has no operating history. The Fund’s office is located at 599 Lexington Ave., New York, NY 10022. The following table sets forth information about the Shares, as of the date of this Memorandum.

Amount Authorized	Amount Held By Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Previous Column
Unlimited	None	$100,000

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Shareholders would bear indirectly.

Shareholder Reports

The Fund anticipates sending to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Any Shareholder may request from the Manager an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month. Such requests may be made by calling 1-866-787-2422.

Fiscal Year

For accounting purposes, the 12-month period ending on March 31 of each year will be the fiscal year of the Fund. The 12-month period ending on December 31 of each year will be the taxable year of the Fund.

Accountants and Legal Counsel

The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas New York, NY 10036.

The Board has selected Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006 as legal counsel to the Fund.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of select provisions of the Declaration of Trust. The description of these items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund’s registration statement.

Liability of Shareholders; Duty of Care. All persons extending credit to, doing business with, contracting with or having or asserting any claims against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable.

Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for acts and obligations of the Fund. Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of such Trustee or officer.

Termination of the Fund. The Fund may be terminated at any time by the vote of 66  2/3% of the outstanding Shares entitled to vote or by a vote of 66  2/3% of the Trustees upon notice to Shareholders. Upon the termination of the Fund, it will satisfy charges, taxes, expenses and liabilities whether due, accrued, or anticipated by the Trustees. Once the Fund’s obligations have been satisfied, the remaining assets will be converted to cash and distributed to Shareholders ratably according to the number of Shares held by the Shareholder at the termination of the Fund.

Voting. Shareholders may vote on the election and removal of Trustees and other matters as required by law, the Declaration of Trust, the Bylaws, any SEC registration statement, or as the Trustees deem necessary or desirable. Except for the exercise of their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CALCULATION OF FEES

If, consistent with the provisions of the Declaration of Trust and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its assets in the securities of Portfolio Funds, which are privately placed entities, typically referred to as “hedge funds.” These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Manager and/or the Fund may receive notices from the Portfolio Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Portfolio Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Portfolio Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Manager, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. As a general principle, the Manager will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Manager will (1) vote in accordance with the Policies if it involves little or no discretion; (2) vote as recommended by an independent third-party service if the Manager utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of proxy holders other than the Fund and clients of the Manager; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (5) if practical, notify the Fund’s Board and seek a waiver of the conflict.

The Fund will be required to file annually with the SEC Form N-PX, containing its complete proxy voting record for the twelve months ended June 30. The first Form N-PX is to be filed with the SEC by August 31, 2004 and a Form N-PX is to be filed each August 31 thereafter. Once filed, the Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-866-787-2422 or (ii) by visiting the SEC’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of AIG Strategic Hedge Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of AIG Strategic Hedge Fund of Funds (the “Fund”) at June 1, 2004, and the results of operations for the one day ended June 1, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 7, 2004

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 1, 2004

ASSETS:
Cash	$100,000
Deferred Offering Costs	$150,000
Reimbursement Receivable From Investment Manager	$140,000

Total Assets		$390,000

LIABILITIES:
Organizational Costs Payable	$140,000
Offering Costs Payable	$150,000

Total Liabilities		$290,000

Net Assets		$100,000

Net Assets Consist of:
Paid in Capital	$100,000

Net Assets		$100,000

Shares of beneficial interest outstanding ($0.00 par value: unlimited number of shares authorized) :	10,000

Net Asset Value Per Share:	$10.00

See accompanying notes to the financial statements.

Statement of Operations

For June 1, 2004

EXPENSES:
Organization costs	$140,000

Total expenses			$140,000

Less expense reimbursements	($140,000)

Net income		$	-------

See accompanying notes to the financial statements.

Notes to Financial Statements

June 1, 2004

Note 1	Organization

AIG Strategic Hedge Fund of Funds (the “Fund”) is newly organized as a Delaware Statutory Trust and intends to be registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has had no operations to date other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest to AIG Global Asset Management Holdings Corp. The Fund intends to diversify its assets to the extent required by the Internal Revenue Code of 1986, as amended, so that it can qualify as a regulated investment company for federal tax purposes.

On May 5, 2004 the Fund’s Board of Trustees (the “Board”) approved a Management Services Agreement with AIG Global Investment Corp. ( the “Investment Manager”), an indirect wholly-owned subsidiary of American International Group, Inc., to serve as the Fund’s investment manager.

The Fund is a fund-of-funds (“Portfolio Funds”). The investment objective of the Fund is to seek attractive long-term risk-adjusted absolute returns in a variety of capital market conditions. The Fund will seek to accomplish its objective by investing its assets in Portfolio Funds that are managed by a select group of Portfolio Managers that utilize a broad range of alternative investment strategies. The Portfolio Managers will employ absolute return investment strategies and trading techniques that historically have exhibited limited or no correlation to each other or to the stock market generally.

The Fund may offer from time to time to repurchase outstanding Shares pursuant to written tenders by the investors. The Investment Manager expects that it will recommend to the Board of Trustees that the Fund initially offer to repurchase Shares from investors as of June 30, 2005 and, thereafter on a quarterly basis.

Note 2	Significant Accounting Policies

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. These accounting principles require the use of estimates and actual results could differ from those estimates.

Costs incurred in connection with the organization of the Fund totaling $140,000 have been expensed as of the date of the Statement of Assets and Liabilities. These costs were principally comprised of professional filing fees.

Costs incurred with the initial registration and offering of Shares in the Fund totaling $150,000 have been deferred and are to be amortized over a period of up to one year, upon the commencement of Investment operations.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, and distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Note 3	Management Fees, Administration Fees and Incentive Fees

The Fund will pay the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund’s month-end net assets and before giving effect to any repurchases of Shares by the Fund.

Under an Administration Agreement with the Investment Manager, the Fund will pay the Investment Manager an administration fee, payable monthly in arrears, at the annual rate of up to 0.30% of the Fund’s month-end net assets and before giving effect to any repurchases of Shares by the Fund.

The Investment Manager will be entitled to receive an annual Incentive Fee payable quarterly of 5% of the net capital appreciation of the Fund in excess of any “high water mark” to the extent that the Incentive Fee does not reduce net capital appreciation below an annual, non-cumulative preferred return equal to the one-year T-bill rate. Reference to a “high water mark” means that no Incentive Fee will be accrued or paid to the Investment Manager unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent Share purchases, distributions and any repurchases of Shares) as of any prior quarter, and any Incentive Fee will be calculated only on the amount of any such excess.

The Investment Manager and the Fund have entered into an Expense Limitation Agreement under which the Investment Manager has contractually agreed to waive investment management or administration fees and/or reimburse the Fund’s other expenses (other than interest, taxes, brokerage commissions, extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business; and any Incentive Fee paid by the Fund to the Investment Manager) to the extent necessary for the Fund’s annualized expenses to not exceed 1.75% of net assets for the period ending on March 31, 2005. Pursuant to the Expense Limitation Agreement, the Investment Manager is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Investment Manager by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund at that time.

APPENDIX A

AIG Strategic Hedge Fund of Funds (the “Fund”) Representations in the Subscription Agreement

In certifying that I am an “Eligible Investor,” I understand that the Fund will generally only offer its shares (“Shares”) to persons or entities that are (i) “accredited investors,” as that term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (“Securities Act”), and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, I understand that that if I am acting on behalf of an employee benefit plan or an entity that may be deemed to hold the assets of an employee benefit plan, I must make the representations below under the caption “Plan Representations.”

“Accredited Investor” Representations

I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Shares:

•	A trustee or executive officer of the Fund, or any employee of the Fund, the Manager, or any affiliate of the Fund or Manager (other than an employee performing solely clerical, secretarial or administrative functions) who has been employed by the Fund, the Manager, or any affiliate of the Fund or the Manager, for at least 12 months; or the spouse, child, sibling or parent of the foregoing individuals if the investment in the Fund is made with the knowledge and at the direction of such individual; or

•	A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

•	An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) a Massachusetts or similar business trust; or (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or

•	An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” “savings and loan association,” “insurance company,” or “small business investment company” (within the meaning of 17 C.F.R. § 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity; or

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

•	An investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); or

•	An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act; or

•	An insurance company as defined in Section 2(a)(13) of the Securities Act; or

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	A plan or other tax-exempt vehicle established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees or residents, if such plan or vehicle has total assets in excess of $5,000,000; or

•	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as defined in Regulation D under the Securities Act); or

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the Securities Act).

“Qualified Client” Representations

I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Shares:

1)	A natural person or entity who immediately after an initial investment in the Fund, has at least $750,000 under management by the Adviser; or

2)	A natural person who or an entity that has a net worth (or, in the case of a natural person, joint net worth with his or her spouse) in excess of $1,500,000; or

3)	A natural person who (alone or together with his or her spouse) owns at least $5,000,000 in Investments (as defined in the Subscription Agreement); or

4)	A company (as defined in the Subscription Agreement) that owns at least $5,000,000 in Investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons (“Family Company”); or

5)	A trust that is not covered by clause (4) and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other persons authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (3), (4) or (6); or

6)	A person (including a company), acting for its own account or the accounts of other persons described in clause (3), (4), (5), (6), (7) and/or (8), who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in Investments; or

7)	A “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act (as that term is modified by the limitations imposed thereon by Rule 2a51-1(g)(1) under the 1940 Act); or

8)	A company regardless of the amount of its Investments, each of the beneficial owners of the securities of which is a person described in clause (3), (4), (5), (6) or (7). If this item is checked, please contact the Fund. Additional requirements may apply.

Plan Representations

I understand and certify that if I am acting on behalf of an employee benefit plan or an entity that may be deemed to hold the assets of an employee benefit plan, the investment in the Fund is being made (i) in accordance with the investor’s governing instruments and all applicable requirements of law including, without limitation, where applicable, the requirements of ERISA and Section 4975 of the Code; (ii) by me as an authorized representative of the investor and a fiduciary who is independent of AIG Global Investment Corp., AIG Equity Sales Corp., and any of their affiliates, and which has not relied upon any individualized advice or recommendation of any such person as a primary basis for the decision to invest in the Fund; and (iii) if I am investing on behalf of a plan subject to ERISA or Section 4975 of the Code, I am aware of and understand the Fund’s investment objective, policies and strategies; the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with respect to the plan; and the decision to invest in shares of the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to investment decisions under ERISA or the Code.

I hereby certify that I am investing through, or on behalf of, an account or other investment vehicle that is exempt from federal taxation.

I hereby acknowledge that I understand the tax consequences of an investment in the Fund.

I hereby agree that I will not transfer my Shares of the Fund, except pursuant to the limited circumstances permitted in the Fund’s currently effective registration statement.

If you are unable to make the necessary representations or acknowledgements specified above, please indicate this fact in the space below.

APPENDIX B

PERFORMANCE RECORD OF SIMILAR ACCOUNTS

The following table provides information concerning the historical performance of a composite (the “Hedge Fund of Funds Composite”) of other institutional private accounts and proprietary accounts managed by the Manager that have investment objectives, policies, strategies and risks substantially similar to those of the Fund (each, an “Account”, and collectively, the “Accounts”). The data of the Hedge Fund of Funds Composite is provided to illustrate the past performance of the Manager in managing substantially similar investment accounts. This data does not represent the past performance of the Fund or the future performance of the Fund or the Manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or the Manager and should not confuse this performance data with performance data for the Fund, which is newly organized and, therefore, does not have its own performance history.

The Hedge Fund of Funds Composite performance data relating to the historical performance of the Accounts was calculated on a total return basis and includes all losses. Accounts have been included in the Hedge Fund of Funds Composite as of the date the Account was opened with the Manager or commenced operations. From January 1, 1988 through March 31, 2000, the Hedge Fund of Funds Composite comprised one account through which assets of certain subsidiaries of American International Group, Inc., the parent company of the Manager, were invested. As of March 31, 2004, the Hedge Fund of Funds Composite included six (6) accounts with combined total assets of $2,556,443,227.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in the performance returns used in the Hedge Fund of Funds Composite. The Accounts that are included in the Hedge Fund of Funds Composite are not subject to the same types of expenses to which the Fund is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the Hedge Fund of Funds Composite could have been adversely affected if the Accounts included in the Hedge Fund of Funds Composite had been regulated as investment companies under the federal securities laws or taxed as regulated investment companies under the Code.

The Hedge Fund of Funds Composite performance provided below has been computed to reflect (i) an assumed annual expense ratio of 1.75% of the average month-end net assets, which is the maximum annual expense ratio to which the Fund would be subject given the operation of the expense limitation agreement between the Fund and the Manager, as well as (ii) an incentive fee, accrued and paid on a calendar year end basis, that is equal to 5% of an Account’s net capital appreciation during the calendar year (including realized and unrealized gains, and any dividends or other distributions made on securities held by the Account) so long as such net capital appreciation exceeds 5% of the Account’s net assets as measured at the beginning of the calendar year. The incentive fee reflected in the Hedge Fund of Funds Composite performance record is the highest incentive fee paid by any of the Accounts to the Manager. The Hedge Fund of Funds Composite performance record also reflects reinvestment of dividends.

THIS DATA SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK. YOU CAN LOSE MONEY. PERFORMANCE AND OTHER INFORMATION CONTAINED HEREIN HAVE BEEN OBTAINED BY THE FUND FROM SOURCES BELIEVED TO BE ACCURATE, BUT NO WARRANTY IS MADE AS TO THE ACCURACY OR COMPLETENESS THEREOF.

AIG - HEDGE FUND PORTFOLIO COMPOSITE PERFORMANCE

Date	Quarter
3/31/1988	10.40%
6/30/1988	5.03%
9/30/1988	-1.77%
12/31/1988	0.87%

YEAR END RETURN		14.90%

3/31/1989	5.52%
6/30/1989	13.74%
9/30/1989	2.43%
12/31/1989	-2.19%

YEAR END RETURN		20.26%

3/31/1990	-1.10%
6/30/1990	2.75%
9/30/1990	-2.22%
12/31/1990	2.43%

YEAR END RETURN		1.78%

3/31/1991	9.11%
6/30/1991	3.50%
9/30/1991	7.14%
12/31/1991	5.35%

YEAR END RETURN		27.46%

3/31/1992	5.27%
6/30/1992	4.71%
9/30/1992	4.51%
12/31/1992	3.19%

YEAR END RETURN		18.87%

3/31/1993	5.99%
6/30/1993	7.24%
9/30/1993	4.38%
12/31/1993	5.52%

YEAR END RETURN		25.19%

3/31/1994	-5.28%
6/30/1994	-1.66%
9/30/1994	0.80%
12/31/1994	-2.00%

YEAR END RETURN		-7.98%

3/31/1995	0.73%
6/30/1995	3.24%
9/30/1995	5.80%
12/31/1995	1.98%

YEAR END RETURN		12.22%

3/31/1996	3.22%
6/30/1996	2.52%
9/30/1996	1.25%
12/31/1996	2.60%

YEAR END RETURN		9.92%

3/31/1997	2.75%
6/30/1997	4.37%
9/30/1997	7.05%
12/31/1997	-0.72%

YEAR END RETURN		13.97%

3/31/1998	2.93%
6/30/1998	-0.55%
9/30/1998	-9.91%
12/31/1998	-0.92%

YEAR END RETURN		-8.63%

3/31/1999	0.76%
6/30/1999	6.01%
9/30/1999	0.17%
12/31/1999	6.00%

YEAR END RETURN		13.42%

3/31/2000	5.46%
6/30/2000	0.54%
9/30/2000	3.07%
12/31/2000	0.52%

YEAR END RETURN		9.86%

3/31/2001	2.01%
6/30/2001	0.75%
9/30/2001	-0.38%
12/31/2001	1.35%

YEAR END RETURN		3.76%

3/31/2002	1.25%
6/30/2002	-0.52%
9/30/2002	-0.84%
12/31/2002	1.96%

YEAR END RETURN		1.83%

3/31/2003	1.23%
6/30/2003	4.28%
9/30/2003	1.26%
12/31/2003	3.24%

YEAR END RETURN		10.36%

3/31/2004	3.15%

5/31/2004	0.02%

1/1/1988 through 5/31/2004: 9.90% (annualized)

THE FOLLOWING NOTES ARE AN INTEGRAL PART HEREOF

1. During the periods shown, the total net assets under management in the Hedge Fund of Funds Composite ranged from $23,175,188 to $2,556,443,227.

2. The Hedge Fund of Funds Composite performance has been adjusted to reflect the estimated annual expense ratio of the Fund, as well as the highest incentive fee, if any paid by an Account to the Manager. The Hedge Fund of Funds Composite performance also reflects reinvestment of dividends.

3. The Hedge Fund of Funds Composite has been prepared by the Manager and is unaudited. The Manager used monthly audited and unaudited valuations provided by the underlying investment vehicles in the Accounts’ portfolios. Valuations based upon unaudited or estimated reports from these investment vehicles may be subject to later adjustment or revision which could impact the performance indicated above.

AIG Strategic Hedge Fund of Funds

599 Lexington Avenue

New York, NY 10022

A Closed-End, Non-Diversified,

Management Investment Company

SHARES OF BENEFICIAL INTEREST

MEMORANDUM

INVESTMENT MANAGER AND ADMINISTRATOR AIG Global Investment Corp. 599 Lexington Avenue New York, NY 10022	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, NY 10036

PLACEMENT AGENT AIG Equity Sales Corp 70 Pine Street New York, NY 10016	LEGAL COUNSEL Dechert LLP 1775 I Street, NW Washington, DC 20006

CUSTODIAN PFPC Trust Company 301 Bellevue Parkway Wilmington, DE 19809

PART C:

OTHER INFORMATION

AIG STRATEGIC HEDGE FUND OF FUNDS (the “Fund”)

Item 24. Financial Statements and Exhibits

(1)	Financial Statements of the Registrant

	(a)	Statement of Assets and Liabilities, dated June 1, 2004, as contained in the Registrant’s Private Placement Memorandum.

	(b)	Statement of Operations, dated June 1, 2004, as contained in the Registrant’s Private Placement Memorandum.

(2)	Exhibits:

	(a)(1)	Declaration of Statutory Trust of the Fund.*

	(a)(2)	Certificate of Statutory Trust.*

	(b)	By-laws of the Fund.*

	(c)	Not applicable.

	(d)	Refer to Exhibits (2)(a) and (2)(b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Management Agreement between the Fund and AIG Global Investment Corp.*

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	Custodian Agreement between the Fund and PFPC Trust Company.*

	(k)(1)	Administration Agreement between the Fund and AIG Global Investment Corp.*

	(k)(2)	Form of Sub-Administration Agreement among the Fund, AIG Global Investment Corp. and PFPC Inc.*

	(k)(3)	Expense Limitation Agreement between the Registrant and AIG Global Investment Corp.*

	(l)	Not applicable.

	(m)	Not applicable.

	(n)	Not applicable.

	(o)	Not applicable.

	(p)	Purchase Agreement for Initial Capital.*

(q)	Not applicable.
(r)(1)	Rule 17j-1 Code of Ethics of the Fund.*
(r)(2)	Rule 17j-1 Code of Ethics of the investment manager AIG Global Investment Corp.*
(r)(3)	Rule 17j-1 Code of Ethics of the placement agent AIG Equity Sales Corp.*

*	As filed in the initial registration statement on June 9, 2004, and incorporated by reference herein.

Item 25. Marketing Arrangements

Not Applicable.

Item 26. Other Expenses of Issuance and Distribution of Securities Being Registered

Not Applicable.

Item 27. Persons Controlled by or Under Common Control With Registrant

None

Item 28. Number of Holders of Securities

Title of Class:	Number of Record Holders:
Shares of Beneficial Interests	1

Item 29. Indemnification

ARTICLE VII, Section 2 of the Fund’s Articles of Incorporation states as follows:

(a)	A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Trust or any Trustee or officer. A Trustee or officer shall not be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer hereunder. No Trustee who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the Commission) in the Trust’s registration statement or other reports required to be filed with the Commission shall be subject to any greater duty of care in discharging such Trustee’s duties and responsibilities by virtue of such designation than is any Trustee who has not been so designated.

(b)	Subject to the exceptions and limitations contained in Subsection 2(c) of this Article VII:

(i)	every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)	the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(c)	No indemnification shall be provided hereunder to a Covered Person: who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

(d)	The Trust’s financial obligations arising from the indemnification provided herein may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(e)	Expenses in connection with the defense of any claim, action, suit, or proceeding of the character described in Subsection 2(a) of this Article may be paid by the Trust or Series or Class from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

(f)	All persons extending credit to, contracting with, or having any claim against the Trust shall look only to the assets of the Trust or appropriate Series of the Trust for payment under such credit, contract, or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

(g)	Every note, bond, contract, instrument, certificate, or undertaking, and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust, shall conclusively be deemed to have been executed or done only in or with respect to his, her, or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate, or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officer, or Shareholders individually.

ARTICLE VI of the Fund’s By-laws states as follows:

1. Indemnification. Subject to the exceptions and limitations contained in Section 2 of this Article VI, every Agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all Expenses reasonably incurred or paid by him or her in connection with any Proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an Agent.

2. Limitations, Settlements. No indemnification shall be provided hereunder to an Agent:

(A)

who shall have been adjudicated, by the court or other body before which the Proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (collectively, “Disabling Conduct”); or

(B)	with respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought that such Agent was liable to the Trust or its Shareholders by reason of Disabling Conduct, unless there has been a determination that such Agent did not engage in Disabling Conduct:

(ii)	by the court or other body before which the Proceeding was brought;

(iii)	by at least a majority of those Trustees who are neither Interested Persons (as that term is defined in the 1940 Act) of the Trust nor parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iv)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry);

provided, however, that indemnification shall be provided hereunder to an Agent with respect to any Proceeding in the event of (1) a final decision on the merits by the court or other body before which the Proceeding was brought that the Agent was not liable by reason of Disabling Conduct, or (2) the dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Agent has been charged.

3. Insurance, Rights Not Exclusive. The Trust’s financial obligations arising from the indemnification provided herein (i) may be insured against by policies maintained by the Trust on behalf of any Agent, (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any agent may now or hereafter be entitled, and (iv) shall inure to the benefit of the Agent’s heirs, executors, and administrators.

4. Advance of Expenses. Expenses incurred by an Agent in connection with the defense of any Proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such Agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Article VI; provided, however, that (a) such Agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the Proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Agent will be found entitled to indemnification under this Article VI.

5. Fiduciaries of Employee Benefit Plan. This Article does not apply to any Proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an Agent of this Trust. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article VI.

Section 6 of the form of Placement Agency Agreement between the Fund and AIG Equity Sales Corp. states as follows:

(a) The Fund agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of the 1940 Act (“Agent Control Person”), against any losses, claims, damages, liabilities, or expenses (including, unless the Fund elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several (for purposes of this paragraph, “Losses”), which: (1) are based on the ground or alleged ground that the Fund PPM or any supplemental sales material supplied or approved in writing by an officer of the Fund (provided that such supplemental sales material is accompanied or preceded by the Fund PPM), includes or allegedly includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Agent or any Agent Control Person, specifically for use in the preparation thereof; or (2) arise out of the Fund’s material breach of a representation or warranty, covenant or agreement contained in this Agreement; provided, however, that the Fund shall not indemnify or hold harmless the Agent or any Agent Control Person against any Losses caused by the Agent’s or the Agent Control Person’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by the reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Fund shall not be liable with respect to any claims made against the Agent or any Agent Control Person unless the Agent or such Agent Control Person notified the Fund in writing within a reasonable time after the summons or other first legal process providing information of the nature of the claim was served upon the Agent or such Agent Control Person, but failure to notify the Fund of any such claim shall not relieve it from any liability that it may have to the Agent or such Agent Control Person for acts or alleged acts other than those described in (1) and (2) of the preceding sentence.

The Fund will be entitled, at its own expense, to participate in or assume the defense of any suit brought to enforce any such liability, and if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Fund elects to assume the defense of any such suit and retain such counsel, the Agent or such Agent Control Person or persons, as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (i) the Fund specifically authorizes the retention of such counsel or (ii) the Agent or any Agent Control Person who is a party to the suit has been advised by counsel acceptable to the Fund that one or more material legal defenses may be available to the Agent or the Agent Control Persons that may not be available to the Fund or its control persons (as defined below), in which case the Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of counsel for the Agent and the Agent Control Persons. In no event shall the Fund be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Fund shall not be liable to or indemnify any person for any settlement of any such claim effected without the consent of the Fund, which it shall not unreasonably withhold.

(b) The Agent agrees to indemnify and hold harmless the Fund, each of the Fund’s Shareholders, trustees, officers and each person, if any, who controls the Fund within the meaning of the 1940 Act (for purposes of this paragraph, “Fund Control Person”) against any losses, claims, damages, liabilities, or expenses (including, unless Agent elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several (for purposes of this paragraph, “Losses”), which: (i) may be based on the ground or alleged ground that the Fund PPM or any supplemental sales material used by the Agent, includes or allegedly includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which it was made, not misleading, but only insofar as such statement or omission: (A) was made in reliance upon, and in conformity with, written information furnished to the Fund by or on behalf of the Agent or any Agent Control Person specifically for use in the preparation thereof, or (B) relates to any such supplemental sales material not supplied by the Fund or approved by it in writing; (ii) arises out of any acts or omissions by the Agent that cause the offering to involve an offering that is not exempt from registration pursuant to Section 4(2) of the 1933 Act or Regulation D thereunder; (iii) arises out of the Agent’s failure to be properly licensed to sell Shares; or (iv) arises out of the Agent’s material breach of a representation or warranty or covenant or agreement contained in this Agreement. Notwithstanding the foregoing, the Agent shall not be liable with respect to any claims made against the Fund or any Fund Control Person unless the Fund or Fund Control Person notified the Agent in writing within a reasonable time after the summons or other first legal process providing information of the nature of the claim served upon the Fund or Fund Control Person, but failure to notify the Agent of such claim shall not relieve the Agent from any liability that the Agent may have to the Fund or Fund Control Person for acts or alleged acts other than those described in (i) through (iv) of the preceding sentence.

The Agent shall be entitled, at its own expense, to participate in or assume the defense of any suit brought to enforce any such liability, and if the Agent elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that the Agent elects to assume the defense of any such suit and retain such counsel, the Fund and any Fund Control Person, as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Agent specifically authorized the retention of such counsel or (ii) the Fund or any Fund Control Person who is a party to the suit has been advised by counsel acceptable to the Agent that one or more material legal defenses may be available to the Fund or Fund Control Persons that may not be available to the Agent or its controlling person or persons, in which case the Agent shall not be entitled to assume the defense of such suit notwithstanding the Agent’s obligation to bear the reasonable fees and expenses of such counsel. The Agent shall not be liable to indemnify any person for any settlement of any such claim effected without the Agent’s consent, which it shall not unreasonably withhold.

Section 14 of the form of Investment Management Agreement between the Fund and AIG Global Investment Corp. states as follows:

(a) The Fund will indemnify the Adviser and any Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board, further provided that such counsel’s determination be written and provided to the Board. A Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b) Notwithstanding any of the foregoing, the provisions of this Section 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

Item 30. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the AIG Global Investment Corp., the Registrant’s investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-18759) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 31. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Adviser, (3) the Registrant’s Custodian, and (4) the Registrant’s Sub-Administrator. The address of each is as follows:

1.	AIG Strategic Hedge Fund Of Funds
599 Lexington Avenue
New York, NY 10022

2.	AIG Global Investment Corp.
175 Water Street
New York, NY 10038

3.	PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

4.	PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

Item 32. Management Services

Not applicable.

Item 33. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 19th day of July, 2004.

AIG STRATEGIC HEDGE FUND OF FUNDS

By:	/s/ Todd L. Spillane
Name: Todd L. Spillane
Title: Trustee